AGREEMENT AND PLAN OF MERGER



                           DATED AS OF AUGUST 18, 2000

                                      AMONG

                               SCOT, INCORPORATED,

                         SPECIAL DEVICES, INCORPORATED,

                      J.F. LEHMAN EQUITY INVESTORS I, L.P.,

                          WIND POINT PARTNERS IV, L.P.,

                              SMS ACQUISITION CORP.

                                       AND

                             SCOT ACQUISITION CORP.











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
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                                TABLE OF CONTENTS

                                                                                                                    Page


ARTICLE 1  DEFINITIONS................................................................................................1

         SECTION 1.1.          Certain Definitions....................................................................1

ARTICLE 2  THE MERGER.................................................................................................4

         SECTION 2.1.          The Merger.............................................................................4
         SECTION 2.2.          Effective Time.........................................................................5
         SECTION 2.3.          Closing of the Merger..................................................................5
         SECTION 2.4.          Effects of the Merger..................................................................5
         SECTION 2.5.          Certificate of Incorporation and Bylaws................................................5
         SECTION 2.6.          Directors..............................................................................5
         SECTION 2.7.          Officers...............................................................................5
         SECTION 2.8.          Acquisition of Shares..................................................................5
         SECTION 2.9.          Payment of Merger Consideration........................................................6

ARTICLE 3  REPRESENTATIONS AND WARRANTIES OF THE COMPANY..............................................................7

         SECTION 3.1.          Organization and Qualification; Subsidiaries...........................................7
         SECTION 3.2.          Capitalization of the Company..........................................................7
         SECTION 3.3.          Authority Relative to this Agreement; Recommendation...................................8
         SECTION 3.4.          Financial Statements...................................................................8
         SECTION 3.5.          Consents and Approvals; No Violations..................................................9
         SECTION 3.6.          No Default.............................................................................9
         SECTION 3.7.          Litigation............................................................................10
         SECTION 3.8.          Compliance with Applicable Law........................................................10
         SECTION 3.9.          Employee Benefit Plans; Labor Matters.................................................10
         SECTION 3.10.         Environmental Laws and Regulations....................................................12
         SECTION 3.11.         Taxes.................................................................................14
         SECTION 3.12.         Intellectual Property; Software.......................................................15
         SECTION 3.13.         Government Contracts..................................................................17
         SECTION 3.14.         Vote Required.........................................................................18
         SECTION 3.15.         Brokers...............................................................................18
         SECTION 3.16.         Material Contracts....................................................................18
         SECTION 3.17.         Machinery, Equipment and Other Tangible Property......................................19
         SECTION 3.18.         Real Property.........................................................................19
         SECTION 3.19.         Insurance.............................................................................21
         SECTION 3.20.         Recent Events.........................................................................21
         SECTION 3.21.         Indebtedness; Undisclosed Liabilities.................................................22
         SECTION 3.22.         Inventories...........................................................................22
         SECTION 3.23.         Accounts Receivable...................................................................22
         SECTION 3.24.         Powers of Attorney....................................................................23
         SECTION 3.25.         Unlawful Payments.....................................................................23
         SECTION 3.26.         Suppliers and Customers...............................................................23
         SECTION 3.27.         Products Liability; Warranties........................................................23
         SECTION 3.28.         Potential Conflicts of Interest.......................................................24

ARTICLE 4  REPRESENTATIONS AND WARRANTIES OF BUYER AND ACQUISITION...................................................24

         SECTION 4.1.          Organization.........................................................................244
         SECTION 4.2.          Authority Relative to this Agreement..................................................25
         SECTION 4.3.          Consents and Approvals; No Violations.................................................25
         SECTION 4.4.          No Prior Activities...................................................................25
         SECTION 4.5.          Financial Ability; Capitalization.....................................................25
         SECTION 4.6.          Brokers...............................................................................26
         SECTION 4.7.          No Additional Representations; Disclaimer Regarding Estimates and Projections.........26

ARTICLE 5  COVENANTS.................................................................................................27

         SECTION 5.1.          Conduct of Business of the Company....................................................27
         SECTION 5.2.          Meeting of Stockholders...............................................................29
         SECTION 5.3.          Access to Information.................................................................29
         SECTION 5.4.          HSR Act...............................................................................29
         SECTION 5.5.          Approvals and Consents................................................................30
         SECTION 5.6.          Additional Agreements; Reasonable Best Efforts........................................30
         SECTION 5.7.          Employee Benefits.....................................................................31
         SECTION 5.8.          Public Announcements..................................................................32
         SECTION 5.9.          Intentionally Omitted.................................................................32
         SECTION 5.10.         Notification of Certain Matters.......................................................32
         SECTION 5.11.         No Negotiation........................................................................32
         SECTION 5.12.         Non-Compete; Hiring Restrictions......................................................32

ARTICLE 6  CONDITIONS TO CONSUMMATION OF THE MERGER..................................................................33

         SECTION 6.1.          Conditions to Each Party's Obligations to Effect the Merger...........................33
         SECTION 6.2.          Conditions to the Obligations of the Company..........................................34
         SECTION 6.3.          Conditions to the Obligations of Buyer and Acquisition Sub............................34

ARTICLE 7  TERMINATION; AMENDMENT; WAIVER............................................................................36

         SECTION 7.1.          Termination...........................................................................36
         SECTION 7.2.          Effect of Termination.................................................................37
         SECTION 7.3.          Amendment.............................................................................37
         SECTION 7.4.          Extension; Waiver.....................................................................37

ARTICLE 8  INDEMNIFICATION; OTHER COVENANTS..........................................................................38

         SECTION 8.1.          Survival of Representations...........................................................38
         SECTION 8.2.          Indemnification.......................................................................38
         SECTION 8.3.          Limitation on Indemnity...............................................................39
         SECTION 8.4.          Mitigation; Exclusivity of Remedy.....................................................40
         SECTION 8.5.          Notice of Claims......................................................................40
         SECTION 8.6.          Third Person Claims...................................................................41
         SECTION 8.7.          Calculation of Damages................................................................42
         SECTION 8.8.          Guarantee by JFLEI....................................................................42
         SECTION 8.9.          Subrogation Rights....................................................................43

ARTICLE 9  TAX MATTERS...............................................................................................43

         SECTION 9.1.          Taxes.................................................................................43
         SECTION 9.2.          Tax Sharing Arrangements..............................................................43
         SECTION 9.3           Cooperation...........................................................................43
         SECTION 9.4           Procedures Relating to Indemnification of Tax Claims..................................44
         SECTION 9.5.          Section 338(h)(10) Election...........................................................44

ARTICLE 10  MISCELLANEOUS............................................................................................46

         SECTION 10.1.         Entire Agreement; Assignment..........................................................46
         SECTION 10.2.         Validity..............................................................................46
         SECTION 10.3.         Notices...............................................................................46
         SECTION 10.4.         Governing Law.........................................................................47
         SECTION 10.5.         Descriptive Headings..................................................................47
         SECTION 10.6.         Parties in Interest...................................................................47
         SECTION 10.7.         Personal Liability....................................................................47
         SECTION 10.8.         Expenses..............................................................................47
         SECTION 10.9.         Specific Performance..................................................................48
         SECTION 10.10.        Counterparts..........................................................................48


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                               TABLE OF CONTENTS
                                       TO
                           COMPANY DISCLOSURE SCHEDULE


Section 1.1....................Company's Knowledge
Section 3.2....................Capitalization of the Company
Section 3.5....................Consents and Approvals; No Violations
Section 3.6....................No Defaults
Section 3.7....................Litigation
Section 3.8....................Compliance with Applicable Law
Section 3.9(a).................Employee Plans
Section 3.9(b).................Employment and Related Agreements
Section 3.9(c).................Employee Benefits Affected by this Transaction
Section 3.9(e).................Employee Benefits for Former Employees
Section 3.9(g).................Compliance with Labor and Employment Law
Section 3.9(h).................Employee Benefit Plans
Section 3.10...................Environmental Issues
Section 3.11(a)................Tax Returns
Section 3.11(d)................Audits of Tax Returns
Section 3.11(e)................Payments Under Section 280G
Section 3.11(f)................Statutes of Limitations in Respect of Taxes
Section 3.11(g)................Investigations By Governmental Taxing Authorities
Section 3.12(a)................Intellectual Property
Section 3.12(b)................Liens on Intellectual Property
Section 3.12(g)................Persons with Interests in Intellectual Property
Section 3.13...................Government Contracts
Section 3.16...................Material Contracts
Section 3.17...................Machinery, Equipment and Other Tangible Property
Section 3.18(a)................Owned Real Property
Section 3.18(b)................Owned Real Property (cont'd)
Section 3.18(c)................Owned Real Property (cont'd)
Section 3.19...................Insurance
Section 3.20...................Recent Events
Section 3.21...................Indebtedness
Section 3.22...................Inventories
Section 3.24...................Powers of Attorney
Section 3.26(a)................Suppliers and Customers
Section 3.27...................Products Liability/Warranties
Section 3.28...................Potential Conflicts of Interest
Section 5.1....................Exceptions to Ordinary Course




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

                             TABLE OF DEFINED TERMS

                                                                  Cross Reference
Term                                                                in Agreement                       Page

AAA                                                              Section 8.5(b)(2)......................41
Acquisition Sub                                                           Preamble.......................1
Arbitrator                                                       Section 8.5(b)(2)......................41
Affected Employees                                                  Section 5.7 31......................31
Agreement                                                                 Preamble.......................1
Allocation                                                          Section 9.5(b)......................45
Bid                                                             Section 3.13(f)(i)......................18
Break-up Fee                                                           Section 7.2......................37
Business                                                                  Recitals.......................1
Buyer                                                                     Preamble.......................1
Claim Notice                                                        Section 8.5(a)......................40
Closing                                                                Section 2.3.......................5
Closing Date                                                           Section 2.3.......................5
Cobra                                                               Section 3.9(g)......................12
Company                                                                   Preamble.......................1
Company Board                                                          Section 3.3.......................8
Company Disclosure Schedule                                              Article 3.......................7
Company Permits                                                        Section 3.8......................10
Company Securities                                                  Section 3.2(a).......................8
Confidentiality Agreement                                           Section 5.3(c)......................29
Copyrights                                                    Section 3.12(j)(iii)......................16
Damages                                                             Section 8.2(a)......................38
Deductible                                                          Section 8.3(a)......................39
DGCL                                                                   Section 2.1.......................4
Dispute Notice                                                      Section 8.5(b)......................40
DOJ                                                                 Section 5.4(b)......................30
Effective Time                                                         Section 2.2.......................5
Employee Plans                                                      Section 3.9(a)......................11
Environmental Claim                                                Section 3.10(b)......................13
ERISA                                                               Section 3.9(a)......................10
ERISA Affiliate                                                     Section 3.9(i)......................12
Financial Statements                                                Section 3.4(a).......................9
Funding Breach                                                         Section 7.2......................37
Government Contract                                            Section 3.13(f)(ii)......................18
Governmental Entity                                                    Section 3.5.......................9
Guaranteed Indemnification Obligations                                 Section 8.8......................43
HSR Act                                                                Section 3.5.......................9
Indemnified Party                                                   Section 8.5(a)......................40
Indemnitor                                                          Section 8.5(a)......................40
Intellectual Property                                              Section 3.12(j)......................16
Interim Statements                                                  Section 3.4(a).......................9
IRS                                                                 Section 3.9(a)......................11
Latest Balance Sheet                                                Section 3.4(a).......................8
Letter of Transmittal                                               Section 2.9(b).......................6
Licenses - In                                                   Section 3.12(j)(v)......................16
Licenses - Out                                                 Section 3.12(j)(vi)......................16
Lien                                                                Section 3.2(a).......................8
MADSP                                                               Section 9.5(b)......................45
Material Adverse Effect                                             Section 3.1(b).......................7
Material Adverse Effect                                             Section 4.1(b)......................24
Material Contracts                                                    Section 3.16......................18
McCormick                                                                 Recitals.......................1
Merger Certificate                                                     Section 2.2.......................5
Merger                                                                 Section 2.1.......................5
Most Recent Fiscal Year End                                         Section 3.4(a).......................8
Notice                                                             Section 3.10(b)......................13
Patents                                                        Section 3.12(j)(ii)......................16
Proprietary Rights                                                 Section 3.12(j)......................16
SDI                                                                       Preamble.......................1
SDI Indemnified Parties                                             Section 8.2(b)......................39
SDI Plans                                                       Section 8.2(a)(iv)......................39
Section 338 Forms                                                   Section 9.5(c)......................45
Section 338(h)(10) Election                                         Section 9.5(a)......................45
Shares                                                              Section 2.8(a).......................5
Software                                                       Section 3.12(j)(iv).....................16
Surviving Corporation                                                  Section 2.1.......................5
Surviving Corporation Indemnified Parties                           Section 8.2(a)......................38
Taxes                                                           Section 3.11(a)(i)......................14
Tax Claim                                                              Section 9.4......................44
Tax Return                                                     Section 3.11(a)(ii)......................14
Trademarks                                                      Section 3.12(j)(i)......................16
U.S. Government                                               Section 3.13(f)(iii)......................18
Wind Point                                                             Section 7.2......................37

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

                          AGREEMENT AND PLAN OF MERGER

         THIS AGREEMENT AND PLAN OF MERGER (this "Agreement") dated as of August
18, 2000 among Scot, Incorporated,  a Delaware corporation (the "Company"),  SMS
Acquisition Corp., a Delaware corporation  ("Buyer"),  Scot Acquisition Corp., a
Delaware corporation and a wholly owned subsidiary of Buyer ("Acquisition Sub"), Special Devices, Incorporated, a Delaware corporation ("SDI") (solely with respect to Section 5.12 and Articles 8 and 9 hereof), J.F. Lehman Equity
Investors I, L.P., a Delaware limited partnership (solely with respect to Section 8.8 hereof), and Wind Point Partners IV, L.P., a Delaware limited partnership (solely with respect to Section 7.2 hereof).

                                    RECITALS

         WHEREAS, the Company is engaged in the design, manufacture and sale of precision-engineered pyrotechnic components and subsystems for use in aerospace applications (the "Business");

         WHEREAS, the Company is a wholly owned subsidiary of SDI;

         WHEREAS, the Company is an affiliate of McCormick Selph Holdings, Inc., a Delaware corporation ("McCormick");

         WHEREAS, the Buyer desires to acquire both the Company and McCormick pursuant to (i) the McCormick Merger (as defined below) and (ii) the merger of Acquisition Sub with and into the Company; and

         WHEREAS, the Boards of Directors of the Company,  Buyer and Acquisition
Sub have each (i) determined that the Merger (as defined below) is fair and in the best interests of their respective stockholders and (ii) approved the Merger in accordance with this Agreement.

                                    AGREEMENT

         NOW THEREFORE in consideration of the premises and the representations, warranties, covenants and agreements herein contained and intending to be legally bound hereby the Company, Buyer and Acquisition Sub hereby agree as follows:


                                    ARTICLE 1

                                   DEFINITIONS

         SECTION 1.1.  Certain Definitions.
                       -------------------

         (a)......The  following  terms,  as used  herein,  have  the  following meanings:

         "affiliate" means a Person that, directly or indirectly, through one or more intermediaries controls, is controlled by or is under common control with the first-mentioned person.

         "Basis" means any past or current fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act, or transaction that forms or would reasonably be expected to form the basis for any specified consequence.

         "business day" means any day that is not a Saturday, Sunday or day on which the banks in New York, New York are required or permitted to be closed.

         "capital stock" means common stock, preferred stock, partnership interests, limited liability company interests or other ownership interests entitling the holder thereof to vote with respect to matters involving the issuer thereof.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Company's knowledge" means, with respect to any matter in question, the actual knowledge of any officer of the Company listed on Section 1.1 of the Company Disclosure Schedule after reasonable investigation.

         "Company Financial Advisors" means First Union Securities, Inc. and J.F. Lehman & Company, Inc.

         "Environmental Law" means all federal, state, local and foreign laws, statutes and regulations pertaining to the management, manufacture, possession, presence, use, generation, transportation, treatment, storage, disposal, release, threatened release, abatement, removal, remediation or handling of, or exposure to, any Hazardous Material, as defined herein, and including the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act ("CERCLA"), the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act and Hazardous and Solid Waste Amendments, the Federal Water Pollution
Control Act as amended by the Clean Water Act, the Clean Air Act, the Toxic Substances Control Act, the Hazardous Materials Transportation Act, the Oil Pollution Act, the Emergency Planning and the Community Right-to-Know Act, and any similar, implementing or successor law, and any amendment, rule, regulation, order or directive issued thereunder.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "FTC" means the Federal Trade Commission of the United States.

         "GAAP" means generally accepted accounting principles in the United States as in effect from time to time and applied consistently throughout the periods involved.

         "Hazardous Material" means any substance, whether solid, liquid or gaseous in nature which is or becomes defined as "hazardous waste", a "hazardous substance", a "pollutant" or a "contaminant" under the Environmental Laws; petroleum products, including gasoline, diesel fuel, fuel oil, crude oil and motor oil and the constituents and fractions thereof; asbestos, including asbestos containing materials; and polychlorinated biphenyls ("PCB").

         "Indebtedness" means, as of the Effective Time, the outstanding principal of, accrued and unpaid interest on, any prepayment penalties or premiums on, and any other amounts payable with respect to, all indebtedness of the Company for borrowed money, including, without limitation, any bank overdrafts and any capital lease obligations.

         "JFLEI" means J.F. Lehman Equity Investors I, L.P., a Delaware limited partnership.

         "Leased Real Property" means any real property leased by the Company, as tenant, together with, to the extent leased by the Company, all buildings and other structures, facilities or improvements currently or hereafter located thereon, all fixtures, systems, equipment and items of personal property of the Company attached or appurtenant thereto, and all easements, licenses, rights and appurtenances relating to the foregoing.

         "Liability" means any and every liability (whether known or unknown, absolute or contingent, whether liquidated or unliquidated, and whether due or to become due), obligation or Indebtedness, including any liability for Taxes.

         "McCormick Merger" means the merger of MSI Acquisition Corp. into McCormick pursuant to the McCormick Merger Agreement.

         "McCormick Merger Agreement" means that certain Agreement and Plan of Merger, of even date herewith, by and among McCormick, the shareholders of McCormick, Buyer and MSI Acquisition Corp..

         "Merger Consideration" means $55,400,000, minus the amount, if any, of outstanding Indebtedness as of the Effective Time, plus the amount of cash of the Company as of the Effective Time.

         "Ordinary Course of Business" means the ordinary course of business of the Company and/or SDI consistent with past custom and practice, and, to the extent applied to the Company, practices and procedures in the ordinary course of business of SDI, consistent with SDI's past custom and practice.

         "Owned Real Property" means the real property owned by the Company, together with all buildings and other structures, facilities or improvements currently or hereafter located thereon, all fixtures, systems, equipment and items of personal property of the Company attached or appurtenant thereto and all easements, licenses, rights and appurtenances relating to the foregoing.

         "Payment Agent" means Bank of America, or such other institution as shall be mutually agreeable to the Company and Buyer.

         "Permitted   Liens"  means  such  of  the  following  as  to  which  no enforcement, collection, execution, levy or foreclosure proceeding shall have been commenced:

         (a)......liens  for  taxes,  assessments  and  governmental  charges or levies not yet due and payable for which adequate reserves are maintained on the financial statements of the Company as of the Closing Date;

         (b)......liens  imposed  by  law,  such as  materialmen's,  mechanics', carriers', workmen's and repairmen's liens and other similar liens arising in the ordinary course of business securing obligations that are not overdue for a period of more than 60 days or which are being contested in good faith by appropriate proceedings (and for which adequate reserves are maintained on the financial statements of the Company in conformity with GAAP consistently applied);

         (c)......pledges  or  deposits  to secure  obligations  under  workers'
compensation laws or similar legislation or to secure public or statutory obligations;

         (d)......deposits  to secure the  performance of bids,  trade contracts
(other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business consistent with past practice; and

         (e)......minor  survey exceptions,  reciprocal  easement agreements and other customary encumbrances on title to real property that (i) were not incurred in connection with any Indebtedness, (ii) do not render title to the property encumbered thereby unmarketable and (iii) do not, individually or in the aggregate, materially adversely affect the value or use of such property for its current and anticipated purpose.

         "Per Share Merger Consideration" means the Merger Consideration divided by the number of Shares issued and outstanding as of the Effective Time (other than Shares held in the Company's treasury). Notwithstanding the foregoing, if between the date of this Agreement and the Effective Time, the Shares shall have been changed into a different number of shares or a different class by reason of any stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of shares then the Per Share Merger Consideration contemplated by the Merger shall be correspondingly adjusted to reflect such stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of shares.

         "Person"  means  an  individual,   corporation,   partnership,  limited
liability company, association, trust, unincorporated organization or other legal entity.

                                    ARTICLE 2

                                   THE MERGER

         SECTION 2.1. The Merger. At the Effective Time (as defined below) and upon the terms and subject to the conditions of this Agreement and in accordance with the Delaware General Corporation Law (the "DGCL"), Acquisition Sub shall be merged with and into the Company (the "Merger"). Following the Merger, the Company shall continue as the surviving corporation (the "Surviving Corporation") and the separate corporate existence of Acquisition Sub shall cease.

         SECTION 2.2. Effective Time. Subject to the terms and conditions set forth in this Agreement, a Certificate of Merger (the "Merger Certificate") shall be duly executed and acknowledged by Acquisition Sub and the Company and thereafter delivered to the Secretary of State of the State of Delaware for filing pursuant to the DGCL on the Closing Date (as defined in Section 2.3). The Merger shall become effective at such time as a properly executed and certified copy of the Merger Certificate is duly filed with the Secretary of State of the State of Delaware in accordance with the DGCL or such later time as Buyer and the Company may agree upon and set forth in the Merger Certificate (the time the Merger becomes effective being referred to herein as the "Effective Time").

         SECTION 2.3. Closing of the Merger. The closing of the Merger (the "Closing") will take place at a time and on a date (the "Closing Date") to be specified by the parties, which shall be no later than the third business day after satisfaction of the latest to occur of the conditions set forth in Section
6.1 at the offices of Gibson, Dunn & Crutcher LLP, 200 Park Avenue, New York, New York 10166, unless another time, date or place is agreed to in writing by the parties hereto.

         SECTION 2.4. Effects of the Merger. The Merger shall have the effects set forth in the DGCL. Without limiting the generality of the foregoing and subject thereto at the Effective Time all the properties, rights, privileges powers and franchises of the Company and Acquisition Sub shall vest in the Surviving Corporation and all debts, liabilities and duties of the Company and Acquisition Sub shall become the debts, liabilities and duties of the Surviving Corporation.

         SECTION 2.5. Certificate of Incorporation and Bylaws. The Certificate of Incorporation of the Company in effect at the Effective Time shall be the Certificate of Incorporation of the Surviving Corporation until amended in accordance with applicable law. The Bylaws of the Company in effect at the Effective Time shall be the Bylaws of the Surviving Corporation until amended in accordance with applicable law.

         SECTION 2.6. Directors. The directors of Acquisition Sub at the Effective Time shall be the initial directors of the Surviving Corporation, each to hold office in accordance with the Certificate of Incorporation and Bylaws of the Surviving Corporation until such director's successor is duly elected or appointed and qualified.

         SECTION 2.7. Officers. The officers of Acquisition Sub at the Effective Time shall be the initial officers of the Surviving Corporation, each to hold office in accordance with the Certificate of Incorporation and Bylaws of the Surviving Corporation until such officer's successor is duly elected or appointed and qualified.

                  SECTION 2.8.  Acquisition of Shares.

         (a)......At the Effective  Time, each share of common stock,  par value
$0.01 per share, of the Company (individually a "Share" and collectively the "Shares") issued and outstanding immediately prior to the Effective Time (other than Shares held in the Company's treasury) shall, by virtue of the Merger and without any action on the part of Acquisition Sub, the Company or SDI, be converted into and shall, subject to the terms and conditions hereof, become the right to receive the Per Share Merger Consideration.

         (b)......At the Effective Time,  each  outstanding  share of the common stock, par value $.01 per share, of Acquisition Sub shall be converted into one share of common stock, par value $.01 per share, of the Surviving Corporation.

         (c)......At  the Effective Time, each Share held in the treasury of the
Company and each Share held by Buyer, Acquisition Sub or any subsidiary of Buyer or Acquisition Sub immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of Acquisition Sub, the Company or SDI, be canceled and retired and cease to exist and no payment shall be made with respect thereto.

         SECTION 2.9. Payment of Merger Consideration.

         (a)......No  later  than two  business  days prior to the  Closing  the
Company shall deliver to Buyer and the Payment Agent a schedule setting forth the respective amounts of Merger Consideration and Per Share Merger Consideration to which SDI is entitled, including wire instructions in the case of payments to be made at Closing by wire transfer.

         (b)......At Closing and upon the surrender to the Payment Agent of each certificate representing Shares and a duly executed Letter of Transmittal related thereto (each, a "Letter of Transmittal"), SDI shall be entitled to receive, and the Payment Agent shall pay, in exchange therefor by check or wire transfer (as selected by SDI) an amount in cash, without interest, equal to the product of (i) the number of Shares evidenced by such certificate and (ii) the Per Share Merger Consideration, and such certificate shall, after such surrender, be marked as canceled.

                  (c)......In  the event of a transfer  of  ownership  of Shares which is not registered in the transfer records of the Company, payment of the Merger Consideration in respect thereof may be made to a transferee if the certificate representing such Shares is presented to the Payment Agent accompanied by all documents required to evidence and effect such transfer and by evidence that any applicable stock transfer taxes have been paid. Until surrendered as contemplated by this Section 2.9, each certificate shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the Merger Consideration in respect of the Shares represented by such certificate as contemplated by this Section 2.9.

         (d)......In  the event that any  certificate for Shares shall have been lost, stolen or destroyed, the Payment Agent shall issue in exchange therefor, upon the making of an affidavit of that fact by SDI, in form and substance reasonably acceptable to Buyer, such portion of the Merger Consideration as may be required pursuant to this Agreement.

         (e)......Any  portion of the Merger Consideration made available to the
Payment Agent pursuant to this Section 2.9 that remains unclaimed by SDI two years after the Effective Time will be returned to Buyer upon demand. If SDI has not exchanged any Shares for the Merger Consideration in accordance with this
Article 2 prior to that time, thereafter SDI will look only to Buyer for payment of the Merger Consideration in respect of such Shares. Neither Buyer nor the Company shall be liable to SDI for cash from the Merger Consideration delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

                                    ARTICLE 3

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         Except as set forth on the Disclosure Schedule attached to this Agreement (which shall be arranged in sections corresponding to the numbered and lettered sections contained in this Agreement) (the "Company Disclosure Schedule"), the Company hereby represents and warrants to each of Buyer and Acquisition Sub as follows:

         SECTION 3.1. Organization and Qualification; Subsidiaries.

         (a)......  The Company is duly organized,  validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to own, lease and operate its properties and to carry on the Business as now being conducted. The Company has heretofore delivered to Acquisition Sub or Buyer accurate and complete copies of the Certificate of Incorporation and Bylaws (or similar governing documents), as currently in effect, of the Company.

         (b)......The Company is duly qualified or licensed and in good standing to do business in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except in such jurisdictions where the failure to be so duly qualified or licensed and in good standing would not have a Material Adverse Effect (as defined below) on the Company. When used in connection with the Company, the term "Material Adverse Effect" means any change or effect (i) that is or is reasonably likely to be materially adverse to the business, results of operations or condition (financial or otherwise) of the Company, taken as whole, or (ii) that would impair the ability of the Company to consummate the transactions contemplated hereby.

         (c)......The Company has no subsidiaries.

         SECTION 3.2. Capitalization of the Company.


         (a)......The  authorized  capital stock of the Company  consists of (i)
1,000 Shares, of which, as of the date hereof, all 1,000 Shares were issued and outstanding. All of the outstanding Shares have been validly issued and are fully paid, nonassessable and free of preemptive rights. Except as set forth in
Section 3.2 of the Company Disclosure Schedule, there are outstanding (i) no shares of capital stock or other voting securities of the Company, (ii) no securities of the Company convertible into or exchangeable for shares of capital stock or voting securities of the Company, (iii) no options, warrants or other rights to acquire from the Company and no obligations of the Company to issue any capital stock voting securities or securities convertible into or exchangeable for capital stock or voting securities of the Company and (iv) no equity equivalent interests in the ownership or earnings of the Company or stock appreciation, phantom stock or other similar rights (collectively "Company Securities"). Set forth on Section 3.2 of the Company Disclosure Schedule is a true and correct description of the number of Shares owned of record by SDI and the certificate numbers of the stock certificates representing such shares and all of the directors and officers of the Company. There are no outstanding obligations of the Company to repurchase, redeem or otherwise acquire any Company Securities. There are no stockholder agreements, voting trusts or other agreements or understandings to which the Company is a party or by which it is bound relating to the voting or registration of any shares of capital stock of the Company. Except as disclosed in Section 3.2 of the Company Disclosure Schedule, SDI has good and marketable title to the Company Securities which are to be exchanged pursuant to this Agreement, free and clear of any Lien (as defined below) or any other limitation or restriction (including any restriction on the right to vote or sell the same except as may be provided as a matter of law). For purposes of this Agreement, "Lien" means, with respect to any asset (including, without limitation, any security), any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset.

         (b)......There   are  no  Company   Securities   convertible   into  or
exchangeable for, no options, warrants or other rights to acquire from the Company and no other contract, understanding, arrangement or obligation (whether or not contingent) providing for, the issuance or sale, directly or indirectly, of any capital stock or other ownership interests in or any other securities of the Company.

         SECTION  3.3.  Authority  Relative to this  Agreement;  Recommendation.

         The Company has all necessary corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. SDI has all necessary corporate power and authority to execute and deliver this Agreement and all other agreements related hereto to which it is party, to perform its obligations hereunder and thereunder and to vote the Shares owned by it in favor of the Merger. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of the Company (the "Company Board") and the Board of Directors of SDI and SDI as sole stockholder of the Company and no other corporate proceedings on the part of the Company or SDI are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Company and SDI and constitutes a valid, legal and binding agreement of the Company, enforceable against the Company and SDI in accordance with its terms.

         SECTION 3.4. Financial Statements.

         (a).......Correct and complete copies of the unaudited balance sheet of the Company for the fiscal year ended October 31, 1999 (the "Most Recent Fiscal Year End") and related statements of operations and cash flows for such period and the unaudited balance sheet of the Company as of June 30, 2000 (the "Latest Balance Sheet") and the related statements of operations and cash flows for the Company for the period beginning November 1, 1999 and ending June 30, 2000 (the "Interim Statements", and, together with the Latest Balance Sheet, the "Financial Statements") have been provided to the Buyer.

         (b)......Each  of the Financial  Statements (i) has been prepared based on the books and records of the Company in accordance with GAAP (except as may be set forth in the footnotes thereto) and the Company and SDI's normal accounting practices, consistent with past practice, and presents fairly, in all material respects, the financial condition, results of operations and cash flows of the Company as of the dates indicated or the periods indicated; and (ii) contains and reflects all necessary adjustments (other than normal year-end adjustments in the case of the Interim Statements), accruals, provisions and allowances for a fair presentation of its financial condition and the results of its operations for the periods covered by such financial statement.

         SECTION 3.5. Consents and Approvals; No Violations. Except as set forth in Section 3.5 of the Company Disclosure Schedule and except for filings, permits, authorizations, consents and approvals as may be required under and other applicable requirements of the Exchange Act, state securities or "blue sky" laws, the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), and the filing and recordation of the Merger Certificate as required by the DGCL, no material filing with or notice to and no material permit, authorization, consent or approval of any court or tribunal, or administrative governmental or regulatory body, agency or authority (a "Governmental Entity") or any other Person is necessary for the execution and delivery by the Company of this Agreement or the consummation by the Company of the transactions contemplated hereby. Neither the execution, delivery and performance of this Agreement by the Company nor the consummation by the Company of the transactions contemplated hereby will (a) conflict with or result in any breach of any provision of the respective Certificate of Incorporation or Bylaws (or similar governing documents) of the Company, (b) except as set forth in
Section 3.5 of the Company Disclosure Schedule, result in a violation or breach of or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration or Lien) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, Company Permit (as defined in Section 3.8 below), contract, agreement or other instrument or obligation to which the Company is a party or by which any of them or any of their respective properties or assets may be bound or (c) violate any order, writ, injunction, decree, law, statute, rule or regulation (including any Company Permit) applicable to the Company or any of its properties or assets.

         SECTION 3.6. No Default. Except as set forth in Section 3.6 of the Company Disclosure Schedule, the Company is not in material breach, default or violation (and no event has occurred which with notice or the lapse of time or both would constitute a material breach, default or violation) of any term, condition or provision of (i) its Certificate of Incorporation or Bylaws (or similar governing documents) or (ii) any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which the Company is now a party, or by which it or any of its properties or assets may be bound, and under which the Company is obligated in an amount in excess of $50,000 or any other party thereto is obligated to the Company in an amount in excess of $50,000.

         SECTION 3.7. Litigation. Except as disclosed in Section 3.7 of the Company Disclosure Schedule, there is no (nor since December 16, 1998 has there been any) material charge, suit, claim, action, proceeding, hearing or investigation pending or, to the Company's knowledge, threatened, before any Governmental Entity as to which the Company is a party or against any of its properties or assets. Except as disclosed in Section 3.7 of the Company Disclosure Schedule, the Company is not (nor since December 16, 1998 has it been) subject to any material outstanding order, writ, injunction or decree. None of the matters listed in Section 3.7 of the Company Disclosure Schedule could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company or could reasonably be expected to prevent or delay the consummation of the transactions contemplated hereby.

         SECTION 3.8. Compliance with Applicable Law. Section 3.8 of the Company Disclosure Schedule lists all material permits, licenses, variances, exemptions, orders and approvals of all Governmental Entities necessary for the lawful conduct of the Business (the "Company Permits"). Except as disclosed in Section
3.8 of the Company Disclosure Schedule, the Company holds all Company Permits. Except as set forth in Section 3.8 of the Company Disclosure Schedule, the Company is in material compliance with the terms of the Company Permits. Except as set forth in Section 3.8 of the Company Disclosure Schedule, the Business is not being conducted in violation of any material law, ordinance, rule or regulation of any Governmental Entity. Except as set forth in Section 3.8 of the Company Disclosure Schedule, no investigation or review by any Governmental Entity with respect to the Company is pending or, to the Company's knowledge, threatened nor, to the Company's knowledge, has any Governmental Entity indicated an intention to conduct the same. Except as set forth in Section 3.8 of the Company Disclosure Schedule, the Company is not in material breach, default or violation (and no event has occurred which with notice or the lapse of time or both would constitute a material breach, default or violation) of any term, condition or provision of any order, writ, injunction, decree, law, statute, rule or regulation applicable to the Company or any of its properties or assets. Notwithstanding anything to the contrary in this Section 3.8, no representation or warranty is made in this Section 3.8 with respect to (a) Environmental Laws, which are covered in Section 3.10 below or (b) applicable laws with respect to Taxes, which are covered in Section 3.11 below.

         SECTION 3.9. Employee Benefit Plans; Labor Matters.

         (a)......Section  3.9(a) of the Company  Disclosure  Schedule lists all employee benefit plans (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), and all bonus, stock option, stock purchase, incentive, deferred compensation, supplemental retirement, severance, vacation and other similar fringe or employee benefit plans, programs or arrangements and any current or former employment or executive compensation or severance agreements written or otherwise maintained or contributed to for the benefit of or relating to any employee, former employee, consultant or director of the Company, as well as each plan with respect to which the Company could incur liability under Section 4069 (if such plan has been or were terminated) or Section 4212(c) of ERISA or to which the Company may otherwise have any liability (together the "Employee Plans"). The Company has received favorable determination letters as to the qualification under the Code of each pension plan, as defined in Section 3(2) of ERISA and there have been no amendments since the date of such determination letters which would cause the loss of such qualified status. The Company has made available to Buyer a copy of
(i) the most recent annual report on Form 5500 filed with the Internal Revenue Service (the "IRS") for each disclosed Employee Plan where such report is required, (ii) the plan documents, trust agreements and summary plan description, if any, governing each such Employee Plan (other than those referred to in Section 4(b)(4) of ERISA) and (iii) the most recent Internal Revenue Service determination letter relating to each of the Employee Plans, if applicable. Except as disclosed in Section 3.9(a) of the Company Disclosure Schedule, to the Company's knowledge, no event has occurred and there currently exists no condition or set of circumstances in connection with which the Company could be subject to any material liability under the terms of any Employee Plans, ERISA, the Code or any other applicable law, including, without limitation, any liability under Title IV of ERISA.

         (b)......Section 3.9(b) of the Company Disclosure Schedule sets forth a list of (i) all employment agreements with officers (and former officers to the extent that the Company's obligations thereunder are not fully satisfied) of the Company; (ii) all severance agreements, programs and policies of the Company with or relating to its employees, consultants or directors and former employees (to the extent that the Company's obligations thereunder are not fully satisfied) except programs and policies required to be maintained by law; and
(iii) plans, programs, agreements and other arrangements of the Company with or relating to its employees which contain change in control provisions. The Company has made available to Buyer copies (or descriptions in detail reasonably satisfactory to Buyer) of all such agreements, plans, programs and other arrangements. Except as set forth in Section 3.9(b) of the Company Disclosure Schedule, all persons employed by the Company are employees at will and the Company may lawfully terminate their employment at any time.

         (c)......Except   as  disclosed  in  Section   3.9(c)  of  the  Company
Disclosure Schedule, there will be no payment, accrual of additional benefits, acceleration of payments or vesting in any benefit under any Employee Plan or any agreement or arrangement disclosed under this Section 3.9 solely by reason of entering into or in connection with the transactions contemplated by this Agreement.

         (d)......The  Company  has not,  either now or at any time in the past, maintained, sponsored or contributed to a Multiemployer Plan (as defined in Section 3(37) of ERISA) or an Employee Plan which is subject to the minimum funding standards of Section 412 of the Code.

         (e)......Except   as  disclosed  in  Section   3.9(e)  of  the  Company
Disclosure Schedule, no Employee Plan that is a welfare benefit plan within the meaning of Section 3(1) of ERISA provides benefits to former employees of the Company other than pursuant to Section 4980B of the Code.

         (f)......There  are no  controversies  pending  or,  to  the  Company's knowledge, threatened between the Company and any of its employees which controversies have or may reasonably be expected to result in a material liability to the Company. The Company is not a party to any collective bargaining agreement or other labor union contract applicable to persons employed by the Company except as disclosed in Section 3.9(f) of the Company Disclosure Schedule nor does the Company know of any activities or proceedings of any labor union to organize any such employees. The Company has no knowledge of any strikes, slowdowns, work stoppages, lockouts or threats thereof by or with respect to any employees of the Company.

         (g)......Except   as  disclosed  in  Section   3.9(g)  of  the  Company
Disclosure Schedule, the Company has complied in all material respects with all applicable laws, rules and regulations relating to labor or employment, including, without limitation, any provisions thereof relating to equal employment opportunity, wages, hours, employee safety, immigration control, drug testing, termination pay, vacation pay, fringe benefits, collective bargaining and the payment and/or accrual of the same and all taxes, insurance and all other costs and expenses applicable thereto, and the Company is not liable for any arrearage, or any taxes, costs or penalties for failure to comply with any of the foregoing. Without limiting the generality of the foregoing, the Company has not incurred a violation of Part 6 of Subtitle B of Title I of ERISA ("COBRA") or other applicable state insurance continuation law which could reasonably be expected to result in a material liability to the Company.

         (h)......Except   as  set  forth  in  Section  3.9(h)  of  the  Company
Disclosure Schedule, as of the Closing Date, payment has been made fully or provided for adequately on the Financial Statements with respect to: (i) all amounts and premiums which the Company is required, under the terms of all Employee Plans, to have paid as contributions to such Employee Plans as of the last day of the most recent fiscal year prior to the Closing Date and (ii) all pro rata amounts which the Company is required to pay as contributions to each such Employee Plan for the fiscal year that includes the Closing Date.

         (i)......Except  for SDI, the Company has no ERISA Affiliates.  As used herein, the term "ERISA Affiliate" means any trade or business (whether or not incorporated) that is a member of a controlled group including the Company or which is under common control with the Company within the meaning of Section 414 of the Code.

         SECTION 3.10. Environmental Laws and Regulations. Except as set forth in Section 3.10 of the Company Disclosure Schedule:


         (a)......the  Company is in  material  compliance  with all  applicable
Environmental Laws, which compliance includes but is not limited to, the possession by the Company of all current material permits and other governmental authorizations currently required under applicable Environmental Laws and material compliance with the terms and conditions thereof;

         (b)......since December 16, 1998 and, to the Company's knowledge, prior to such date, the Company has not received any written notice, claim or communication ("Notice") of or, to the Company's knowledge, the Company is not the subject of, any action, cause of action, claim, investigation, demand or notice by any person or entity alleging any liability, obligation or responsibility under or non-compliance with any Environmental Law or seeking to impose any financial responsibility for any investigation, cleanup, removal, containment or any other remediation or compliance under any Environmental Law (an "Environmental Claim") and the Company has not received a CERCLA Section 104(e) information request or has been named a potentially responsible party for any National Priorities List site under CERCLA or any site under analogous state law or received an analogous written notice or request from any non-U.S. Governmental Entity, which notice, request or any resulting inquiry or litigation has not been fully and finally resolved;

         (c)......the  Company,  with respect to the Owned Real Property,  is in material compliance with all Environmental Laws;

         (d)......since December 16, 1998 and, to the Company's knowledge, prior to such date, no above ground or underground storage tanks for petroleum products or any other substances have been installed, owned or operated by the Company or are or have been located on the Owned Real Property;

         (e)......since December 16, 1998 and, to the Company's knowledge, prior to such date, no Hazardous Material has been discharged, dispersed, released, disposed of, or allowed to escape on, under or in the Owned Real Property by the Company in material violation of any Environmental Law;

         (f)......since December 16, 1998 and, to the Company's knowledge, prior to such date, no asbestos or asbestos-containing materials have been installed, used, incorporated into or disposed of on the Owned Real Property by the Company;

         (g)......the  soil,  surface water and ground water of, under or on the
Owned Real Property is free from any Hazardous Materials released by the Company on or after December 16, 1998 or, to the Company's knowledge, prior to such date, in material violation of any Environmental Law;

         (h)......the Owned Real Property has not been used by the Company since
December 16, 1998, and, to the Company's knowledge, prior to such date, for or in connection with the manufacture, refinement, treatment, storage, generation, transport or disposal of any Hazardous Material except in the Ordinary Course of Business and in material compliance with Environmental Law;

         (i)......no  PCBs are or, since December 16, 1998 and, to the Company's knowledge, prior to such date, ever have been located on, in, or used in connection with the Owned Real Property by the Company; and

         (h)......no investigation,  administrative order,  administrative order by consent, consent order, agreement, litigation or settlement is in existence, or to the Company's knowledge, threatened or proposed, with respect to or arising from environmental, health or safety aspects of the Owned Real Property or in any way related to any Hazardous Material at, on or about the Owned Real Property.

         SECTION 3.11. Taxes.

         (a)......Definitions. For purposes of this Agreement:

         (i)......the  term "Tax"  (including  "Taxes")  means (A) all  federal, state, local, foreign and other net income, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, lease, service, service use, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, windfall profits, customs, duties or other taxes, fees, assessments or charges of any kind whatsoever, together with any interest and any penalties, additions to tax or additional amounts with respect thereto, (B) any liability for payment of amounts described in clause (A) whether as a result of transferee liability, of being a member of an affiliated, consolidated, combined or unitary group for any period, or otherwise through operation of law, and (C) any liability for the payment of amounts described in clauses (A) or (B) as a result of any tax sharing, tax indemnity or tax allocation agreement or any other express or implied agreement to indemnify any other Person; and

         (ii).....the term "Tax Return" means any return,  declaration,  report, statement, information statement or other document required to be filed with respect to Taxes.

         The Company has filed all material Tax Returns that it is required to have filed on or prior to the date hereof. Except as set forth in Section 3.11(a) of the Company Disclosure Schedule, all such Tax Returns were correct and complete and accurately reflected all Liability for Taxes, on a consolidated basis with SDI, for the periods covered thereby in all material respects. All material Taxes owed and due on a consolidated basis for results of operations through the Closing Date (whether or not shown in any Tax Return) have been paid or have been adequately reflected on the Latest Balance Sheet. Neither the Company nor SDI has received notice of any claim made by any authority in a jurisdiction where the Company does not file Tax Returns that the Company is or may be subject to taxation by that jurisdiction. There are no Security Interests on any of the assets of the Company that arose in connection with any failure (or alleged failure) to pay any Tax when due. (b) The Company has withheld and paid when due all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, creditor, independent contractor, or other third party.

         (c)......There  is no  pending  dispute  or  claim  concerning  any Tax
Liability of the Company. The Company has previously provided to Buyer correct copies of all Tax Returns that have been filed by the Company and SDI on a consolidated basis for taxable periods ended since 1997. Except as set forth in
Section 3.11(d) of the Company Disclosure Schedule, none of such Tax Returns has been audited, and none currently is the subject of audit, and there are no examination reports or open or unpaid statements of deficiencies assessed against or agreed to by the Company for such taxable periods.

         (d)......The Company and SDI have disclosed on the consolidated federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of Federal income tax within the meaning of Section 6662 of the Code. The Company has not filed a consent under Section 341(f) of the Code concerning collapsible corporations. The Company has not made any payments, is not obligated to make any payments, nor is a party to any agreement that would obligate it to make any material payments that will not be deductible under Section 280G of the Code, except as disclosed in Section 3.11(e) of the Company Disclosure Schedule. The Company has not been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(A)(ii) of the Code. The Company is not a party to any tax allocation or sharing agreement, other than by operation of law. The Company has no Liability for Taxes owed by any Person (other than the Company or SDI), including, without limitation, (A) as a transferee, assignee or other successor or (B) pursuant to a tax sharing agreement or other contract.

         (e)......Neither  the  Company  nor  SDI  has  waived  any  statute  of limitations in respect of Taxes or agreed to any extension of time with respect to any Tax assessment or deficiency. Except as set forth in Section 3.11(f) of the Company Disclosure Schedule, all statutes of limitation in respect of Taxes for years prior to 1997 have expired or are not applicable.

         (f)......Except  as  set  forth  in  Section  3.11(g)  of  the  Company
Disclosure Schedule, no material claim for assessment or collection of Taxes is presently being asserted against the Company and the Company is not a party to any pending action, proceeding, or investigation by any governmental taxing authority nor does the Company have knowledge of any such threatened action, proceeding or investigation.


         SECTION 3.12. Intellectual Property; Software.

         (a)......Section  3.12(a) of the Company Disclosure Schedule contains a complete list and indication of status (completed or in process, registered or unregistered) of all items of Intellectual Property which are owned, licensed by, licensed to, used or held for use in or necessary for the conduct of the Business as such business is currently conducted and presently contemplated to be conducted.

         (b)......Other  than  Intellectual  Property covered by Licenses-In (as defined in Section 3.12(h)), the rights of the Company in and to each item of the Intellectual Property are owned outright by the Company free and clear of any Liens other than Permitted Liens or Liens disclosed in Section 3.12(b) of the Company Disclosure Schedule. Except to the extent provided in Section
3.12(b) of the Company Disclosure Schedule or the Licenses-In, all of the Company's rights in and to such Intellectual Property are freely assignable in its own name, including the right to create derivatives, and the Company is not under any obligation to pay any royalty or other compensation to any third party or to obtain any approval or consent for use of any of the Intellectual Property.

         (c)......No  material  breach or default (or event which with notice or lapse of time or both would result in a breach or default) by the Company exists or has occurred under any License-In or other agreement pursuant to which the Company uses the Intellectual Property.

         (d)......The  Company owns or has the right to use all the Intellectual
Property necessary to provide, sell and/or license the products and services currently provided, sold and licensed by the Company and to operate its accounting, financial, materials handling, management and purchasing functions, and to otherwise conduct its business as presently conducted.

         (e)......The  Company  has not sent or  otherwise  communicated  to any other Person any notice, charge, claim or assertion of, and the Company has no knowledge of, any present, impending or threatened infringement by any other Person of any Intellectual Property.

         (f)......No  former  employee or independent  contractor of the Company has any valid claim or right to any of the Intellectual Property necessary for the lawful conduct of the Company's business as now conducted.

         (g)......No  Person currently  licenses or leases or has otherwise been granted any interest or rights to any Intellectual Property from the Company.

         (h)......The  conduct of the Business as currently  conducted does not, to the Company's knowledge, infringe any valid patents, trademarks, trade names, service mark or copyrights of others and the Company has not received written notice thereof.

         (i)......To   the  Company's   knowledge,   the   consummation  of  the
transactions contemplated by this Agreement will not result in the loss or impairment of any Intellectual Property rights.

         (j)......"Intellectual  Property"  means  any and all of the  following which is owned by, licensed by, licensed to, used or held for use by the Company (including all copies and embodiments thereof, in electronic, written or other media): (i) all registered and unregistered trademarks, trade dress, service marks, logos, trade names, corporate names and all applications to register the same (the "Trademarks"); (ii) all issued U.S. and foreign patents and pending patent applications, patent disclosures and improvements thereto (the "Patents"); (iii) all registered and unregistered copyrights and all applications to register the same (the "Copyrights"); (iv) all computer software and databases owned or used (excluding software and databases commercially available from multiple sources licensed to the Company under standard, non-exclusive software licenses granted to end-user customers by third parties in the ordinary course of such third parties' business) by the Company or under development for the Company by third parties (the "Software"); (v) all licenses and agreements pursuant to which the Company has acquired rights in or to any of the Trademarks, Patents, Copyrights, Software or Proprietary Rights (excluding software and databases licensed to the Company under standard, non-exclusive software licenses granted to end-user customers by third parties in the ordinary course of such third parties' business) ("Licenses-In"); (vi) all licenses and agreements pursuant to which the Company has licensed or transferred any rights to any of the Trademarks, Patents, Copyrights, Software or Proprietary Rights ("Licenses-Out"); and (vii) all Internet Domain Names. As used herein, the term "Proprietary Rights" means all categories of trade secrets, know-how, inventions (whether or not patentable and whether or not reduced to practice), processes, procedures, drawings, specifications, designs, plans, proposals, technical data, copyrightable works, financial, marketing, and business data, pricing and cost information, business and marketing plans, customer and supplier lists and information and other confidential and proprietary information.

         SECTION 3.13. ....Government Contracts.  Except as set forth in Section
3.13 of the Company Disclosure Schedule:

         (a)......With  respect to each Government Contract or Bid (in each case as defined below) to which the Company is a party,  to the Company's  knowledge,
(i) the Company has complied with all material terms and conditions and all applicable requirements of statute, rule, regulation or order, (ii) no notice has been received alleging that the Company is in breach or violation of any statutory, regulatory or contractual requirement; (iii) no written notice of termination for convenience, termination for default, cure notice or show-cause notice has been received by the Company; and (iv) other than in the Ordinary Course of Business, no money due to the Company has been (or has been threatened to be) withheld or set off.

         (b)......The Company has not received any written notice of, and to the
Company's knowledge none of the Company or the Company's employees, agents or consultants is (or for the last three years has been) under, any administrative, civil or criminal investigation by any Governmental Entity relating to any alleged material irregularity, misstatement or omission arising under or relating to any Government Contract or Bid.

         (c)......As of the date hereof, (i) to the Company's knowledge, none of the Company or the Company's employees, agents or consultants is (or for the last three years has been) suspended or debarred from doing business by any Governmental Entity or declared nonresponsible or ineligible for government contracting, (ii) no suspension or debarment action has been commenced against any of the Company or any of the Company's employees, agents or consultants for which the Company has received notice thereof, and (iii) to the Company's knowledge, there are no facts or circumstances which would reasonably be likely to result in a suspension or debarment proceeding or a finding of nonresponsibility or ineligibility. Except as set forth in Section 3.13 of the Company Disclosure Schedule, the Company has not made, as of the date hereof, a voluntary disclosure with respect to any Government Contract to any agency of the U.S. Government that remains unresolved.

                  (d)......Since  December  16,  1998,  and,  to  the  Company's
knowledge, prior to such date, the Company has complied in all material respects with all applicable federal procurement laws, rules and regulations, including the Truth in Negotiations Act, the Procurement Integrity Act, the Cost Accounting Standards and the Foreign Corrupt Practices Act.

                  (e)......To the Company's  knowledge,  no Governmental  Entity nor any prime contractor, subcontractor or vendor is asserting (or during the last three years has asserted) in writing any material claim or is initiating any material dispute proceeding against the Company relating to Government Contracts or Bids, nor is the Company asserting (or during the last three years has the Company asserted) in writing any material claim or is initiating (or during the last three years has the Company initiated) any material dispute proceeding directly or indirectly against any such party concerning any Government Contract or Bid.

         (f)......For  purposes of this Section 3.13, the following  terms shall have the meanings set forth below:

         (i)......"Bid"  means any quotation,  bid or proposal by the Company or any of its affiliates which, if accepted or awarded, would lead to a contract with the U.S. Government or any other entity, including a prime contractor or a higher tier subcontractor to the U.S. Government, for the design, manufacture or sale of products or the provision of services by the Company.

         (ii)....."Government  Contract" means any prime contract,  subcontract, teaming agreement or arrangement, joint venture, basic ordering agreement, letter contract, purchase order, delivery order, Bid, change order, arrangement or other commitment of any kind relating to the Business between the Company and
(A) the U.S. Government, (B) any prime contractor to the U.S. Government or (C) any subcontractor with respect to any contract described in clause (A) or (B).

         (iii)...."U.S. Government" means the United States government including any and all agencies, commissions, branches, instrumentalities and departments thereof.

         SECTION 3.14. Vote Required. The affirmative vote of the holders of a majority of the outstanding Shares is the only vote of the holders of any class or series of the Company's capital stock necessary to approve and adopt this Agreement.

         SECTION 3.15. Brokers. No broker, finder or investment banker (other than the Company Financial Advisors) is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company.

         SECTION 3.16. Material Contracts. Section 3.16 of the Company Disclosure Schedule lists all material contracts described in clauses (a) through (f) below to which the Company is a party ("Material Contracts"). True, correct and complete copies of such Material Contracts have been made available to Buyer. Each Material Contract is valid and enforceable by and against the Company in accordance with its terms, except as limited by bankruptcy, insolvency and similar laws affecting creditor's rights generally, and the Company is, and to the Company's knowledge all other parties thereto are, in compliance in all material respects with the provisions thereof.

         (a)......Agreements  which (i) obligate the Company to pay an amount in excess of $50,000 in any 12-month  period  beginning  after December 31, 1999 or
(ii) obligate any Person to pay to the Company an amount in excess of $50,000 in any 12-month period beginning after December 31, 1999 for the sale of goods or services by the Company;

         (b)......Each   note,   debenture,   other  evidence  of  indebtedness,
guarantee, loan, credit or financing agreement or instrument or other contract for money borrowed, including any agreement or commitment for future loans, credit or financing entered into by the Company;

         (c)......Each   lease,   rental  or   occupancy   agreement,   license,
installment and conditional sale agreement, and other contract affecting the ownership of, leasing of, title to, use of, or any leasehold or other interest in, any (i) real property and involving aggregate payments in excess of $50,000 or (ii) personal property and involving aggregate payments in excess of $50,000;

         (d)......Each  material  licensing  agreement or other  agreement  with respect to patents, trademarks, copyrights or other intellectual property, including agreements with current or former employees, consultants or contractors regarding the appropriation or the nondisclosure of intellectual property;

         (e)......Each joint venture agreement, partnership agreement or limited liability company agreement; and

         (f)......Each agreement,  contract or commitment containing a provision to indemnify any person or assume any tax, environmental or other liability, other than any such agreement, contract or commitment made in the ordinary course of business.

         SECTION 3.17. Machinery, Equipment and Other Tangible Property. Except as disclosed in Section 3.17 of the Company Disclosure Schedule, the Company owns and has good title to all material machinery, equipment and other tangible property reflected on the books of the Company as owned by the Company, free and clear of all Liens other than Permitted Liens. All material machinery, equipment and other tangible property necessary to be used in connection with the operations of the Company is in commercially reasonable operating condition and repair, subject to normal wear and maintenance, and are usable in the regular and ordinary course of business. The personal property and assets shown on the Latest Balance Sheet, the lease rights under the leases of personal property and the Intellectual Property owned or used by the Company under valid license collectively include all assets necessary to the conduct of the Business as presently conducted or currently proposed to be conducted and all such properties are located at the Owned Real Property (as defined below). Neither SDI nor any employees or independent contractors of the Company or its affiliates owns any rights in any assets, real or personal, which are used by the Company in the Business.

         SECTION 3.18. Real Property.

         (a)......Section  3.18(a) of the Company Disclosure Schedule sets forth a correct and complete list of all Owned Real Property together with the principal uses for which each such Owned Real Property is used. The Company has no Leased Real Property.

         (b)......Except  as  set  forth  in  Section  3.18(b)  of  the  Company
Disclosure Schedule, the Company has good and marketable fee simple title to all of the Owned Real Property owned by it, free and clear of all Liens, except Permitted Liens, and free and clear of all adverse claims and other matters affecting such Company's title to or possession of the Owned Real Property, including, but not limited to, covenants, conditions, restrictions, rights-of-way, easements, leases, tenancies, licenses, claims, options, options to purchase, hypothecations, assessments, pledges, restrictions, encroachments, boundary disputes and title objections, excepting only such easements, restrictions and covenants presently of record which will not unreasonably interfere with or impair the existing use of any of the Owned Real Property or reduce in any material respect the value of any of the Owned Real Property. The Company has made available to Buyer a true, correct and complete copy of each title insurance policy, title opinion, survey and appraisal relating to the Owned Real Property which is in its possession or reasonably available to it.

         (c)......With  respect to the Owned Real Property,  except as set forth on Section 3.18(c) of the Company Disclosure Schedule: (i) the Company has all easements, licenses and rights necessary to conduct the Business in the manner heretofore conducted or carried on by it; (ii) no portion thereof is subject to any pending condemnation proceeding or proceeding by any public or quasi-public authority materially adverse to such Owned Real Property and there is no threatened condemnation or proceeding with respect thereto; (iii) the buildings, plants, improvements, structures and fixtures owned, leased or used by the Company on the Owned Real Property, including, without limitation, heating, ventilation and air conditioning systems, roof, foundation and floors, are in good condition and repair and in good operating condition and, to the Company's knowledge (A) the Owned Real Property and the use thereof by the Company are not in violation of zoning, subdivision, landmark preservation, building, land use or other similar ordinances, laws, codes or regulations or any applicable covenants, restrictions or other documents of record, the violation of which might have a Material Adverse Effect upon the ownership, use or occupancy by the Company of any Owned Real Property and (B) no written notice of any claimed title defects or violation of any such covenants, restrictions or other documents of record been served on the Company; (iv) since the date of the Latest Balance Sheet, the Company has not received a written notice of any increase in the assessed valuation of the Owned Real Property or notice of any contemplated special assessment or any threatened special assessment; (v) there are no leases, subleases, licenses, concessions or other agreements, written or, to the Company's knowledge, oral, granting to any Person the right of use or occupancy of any portion of the Owned Real Property; and other than the Company, who is the owner of such Owned Real Property, there are no parties in possession or, to the Company's knowledge, entitled to assert any right to possession of any portion of such Owned Real Property; (vi) the Company is not a party to any written or, to the Company's knowledge, oral agreements or undertakings with owners or users of real property adjacent to any facility located on any parcel of the Owned Real Property relating to the use, operation or maintenance of such facility or any adjacent real property; (vii) all assessments and taxes currently due and payable on the Owned Real Property have been paid; (viii) the buildings, plants and structures on the Owned Real Property are free from material flooding and leaks and, to the Company's knowledge, are structurally sound; and (ix) any warranties currently in existence in respect of improvements on the Owned Real Property have been disclosed.

         SECTION 3.19. Insurance. The assets, properties and operations of the Company are insured under various policies of insurance, all of which are described in Section 3.19 of the Company Disclosure Schedule, which discloses for each policy the risks insured against, coverage limits currently applicable and deductible amounts. All such policies are in full force and effect, no notice of cancellation has been received, and there is no existing material default, or event which with the giving of notice or lapse of time or both, would constitute a material default, by any insured thereunder.

                  SECTION 3.20.  Recent  Events.  Except as set forth in Section
3.20 of the Company Disclosure Schedule or as otherwise contemplated by this Agreement, since the Most Recent Fiscal Year End, the Company has not experienced or suffered and, to the Company's knowledge, there is no Basis to believe the Company may experience or suffer, any Material Adverse Effect. Without limiting the generality of the foregoing, except as set forth in Section
3.20 of the Company Disclosure Schedule, since the Most Recent Fiscal Year End, the Company has operated the Business in the Ordinary Course of Business and has not engaged in any of the activities prohibited by Section 5.1 and has not:

               (a) sold, leased, transferred or assigned any of its assets, tangible or intangible, other than in the Ordinary Course of Business;

               (b) accelerated, terminated, modified, canceled or committed any breach of any contract, lease, sublease, license, or sublicense (or series of related contracts, leases, subleases, licenses, and sublicenses) either involving more than $50,000 or otherwise outside the Ordinary Course of Business;

               (c) canceled, compromised, waived or released any right or claim (or series of related rights and claims) either involving more than $50,000 or outside the Ordinary Course of Business;

               (d) experienced any damage, destruction or loss to its property in excess of $50,000 in the aggregate (whether or not covered by insurance); or

               (e) entered into any transaction, arrangement or contract with, or distributed or transferred any property or other assets to, any officer, director, stockholder or other insider or affiliate of the Company (other than salaries and employee benefits in the Ordinary Course of Business).

         SECTION 3.21. Indebtedness; Undisclosed Liabilities.

         (a)......Set forth in Section 3.21 of the Company  Disclosure  Schedule is a true and complete list of all agreements relating to Indebtedness to which the Company is a party or grantor. Except as disclosed in Section 3.21 of the Company Disclosure Schedule, none of the obligations pursuant to such agreements are subject to acceleration by reason of the consummation of the transactions contemplated hereby, nor would the execution of this Agreement or the consummation of the transactions contemplated hereby result in any default under such agreements.

         (b)......The  Company has no material  Liability (and, to the Company's knowledge, there is no Basis for any present or future charge, complaint, action, suit, proceeding, hearing, investigation, claim, or demand against the Company giving rise to any material Liability), except for: (i) Liabilities set forth on the face of the Latest Balance Sheet; (ii) Liabilities in an amount less than $100,000 payable to any single Person or any group of affiliated Persons which have arisen after the Most Recent Fiscal Year End in the Ordinary Course of Business (none of which relates to any breach of contract, breach of warranty, tort, infringement, or violation of law or arose out of any charge, complaint, action, suit, proceeding, hearing, investigation, claim, or demand); and (iii) Liabilities otherwise expressly disclosed in this Agreement or the Company Disclosure Schedule.

         SECTION 3.22. Inventories. Except as set forth in Section 3.22 of the Company Disclosure Schedule, all inventories carried by the Company as of October 31, 1999 and reflected in the Financial Statements or the Latest Balance Sheet are, and as of the Closing Date will be, valued at cost in accordance with GAAP consistently applied. Except to the extent of inventory reserves reflected in the Financial Statements, to the best of the Company's knowledge, the items included in said inventories are normal items of inventory carried by the Company, and are current, suitable and merchantable at customary prices for the filling of orders in the normal course of business, and are not obsolete, damaged or defective. Except as set forth in Section 3.22 of the Company Disclosure Schedule, the Company has all right, title and interest in the inventories reflected in the Financial Statements (except to the extent they have been sold in the Ordinary Course of Business since the date thereof). Except as set forth in Section 3.22 of the Company Disclosure Schedule, none of the inventories of the Company has been consigned to others, nor is any inventory of others consigned to the Company. Except as set forth in Section
3.22 of the Company Disclosure Schedule, all of the inventories of the Company are located at the Owned Real Property.

         SECTION 3.23. Accounts Receivable. All billed accounts receivable of the Company, as reflected in the Financial Statements or otherwise, represent sales actually made in the Ordinary Course of Business or progress made under a contract for which milestone billings or progress payments are authorized, and, to the knowledge of Company, are current and collectible net of any reserves shown on the Financial Statements (which reserves are adequate and were calculated consistent with SDI's past practice). Since the Most Recent Fiscal Year End, there has been no material change in the aggregate amount of the billed accounts receivable of the Company or the aging thereof.

         SECTION 3.24. Powers of Attorney. Except as disclosed in Section 3.24 of the Company Disclosure Schedule, there are no outstanding powers of attorney executed by or on behalf of the Company.

         SECTION 3.25. Unlawful Payments. Since December 16, 1998, no payments of either cash or other consideration have been made to any Person by the Company or on behalf of the Company by any agent, employee, officer, director, stockholder or other Person, that were unlawful under the laws of the United States or any state or any other foreign or municipal government authority having appropriate jurisdiction over the Company (such payments "Unlawful Payments"); and, to the Company's knowledge, no Unlawful Payments were made to any Person on behalf of the Company prior to December 16, 1998.

         SECTION 3.26. Suppliers and Customers. Section 3.26(a) of the Company Disclosure Schedule lists all Persons to whom the Company has sold individually or in the aggregate goods and/or services in excess of $300,000, or from whom any Company has bought individually or in the aggregate goods and/or services in excess of $300,000, in either case during the current calendar year or the prior calendar year. Since the Latest Balance Sheet Date, no material licensor, vendor, supplier or licensee or any customer of the Company accounting for more than 5% of the Company's revenues in fiscal 1998 or 1999 has canceled or otherwise materially adversely modified its relationship with the Company, to the Company's knowledge, no such Person has any intention to do so, and there are no material disputes or notices of dissatisfaction with or from any customer of the Company.

         SECTION 3.27. Products Liability; Warranties. Except as otherwise set forth in Section 3.27 of the Company Disclosure Schedule: (a) there exists no pending or, to the Company's knowledge, threatened action, suit, inquiry, proceeding or investigation by or before any court or governmental or regulatory or administrative agency or commission relating to any product alleged to have been manufactured, distributed or sold by the Company to others, and alleged to have been defective or improperly designed or manufactured or in breach of any express or implied product warranty and there exists no latent defect in the design or manufacture of any of the products of the Company designed or manufactured since December 16, 1998 or, to the Company's knowledge, prior to such date; and (b) there exists no pending or, to the Company's knowledge, threatened products liability claims, except to the extent reserved for on the face of the Latest Balance Sheet, and to the Company's knowledge, there is no
Basis for any such suit, inquiry,  action,  proceeding,  investigation or claim.
Section 3.27 of the Company Disclosure Schedule sets forth the material terms and conditions of all of the express product or service warranties under which the Company may have Liability after the Closing. The expense incurred by the Company to satisfy product or service warranty claims has not exceeded $100,000 in the aggregate during the current calendar year or $100,000 in the aggregate in either of the past two (2) fiscal years.

         SECTION 3.28.  Potential Conflicts of Interest.  Except as set forth in
Section 3.28 of the Company Disclosure Schedule, (a) neither SDI nor any officer or director of the Company: (i) owns, directly or indirectly, in whole or in part, any interest in Intellectual Property which the Company is using or the use of which is necessary for the Business of the Company; or (ii) has any loan outstanding to or cause of action or other claim whatsoever against the Company, except for claims in the Ordinary Course of Business, for accrued salary, bonus, vacation pay, and benefits under Employee Plans; or (iii) has made, on behalf of the Company, any payment or commitment to pay any commission, fee or other amount to, or purchase or obtain or otherwise contract to purchase or obtain any goods or services from any corporation or other Person of which any officer or director of the Company, or any relative of any of the foregoing, is a partner or stockholder (except stock holdings solely for investment purposes in securities of publicly held and traded companies); (b) the Company does not own, directly or indirectly, any interest in (excepting stock holdings for investment purposes in securities of publicly held and traded companies) any Person which is a competitor, lessor, lessee, customer or supplier of the Company; and (c) neither SDI nor any affiliate thereof is party to any agreement between such Person and the Company, other than any agreement between the Company and SDI with respect to the purchase or sale of goods or services in the Ordinary Course of Business or any agreement between the Company and any officer or director of the Company with respect to compensation or other benefits.


                                    ARTICLE 4

                         REPRESENTATIONS AND WARRANTIES
                            OF BUYER AND ACQUISITION

         Buyer and Acquisition Sub hereby represent and warrant to the Company as follows:

         SECTION 4.1. Organization.

         (a)......Each  of Buyer and Acquisition Sub is duly organized,  validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite power and authority to own, lease and operate its properties and to carry on its businesses as now being conducted. Buyer has heretofore delivered to the Company accurate and complete copies of the Certificate of Incorporation and Bylaws as currently in effect of Buyer and Acquisition Sub.

         (b)......Each  of  Buyer  and  Acquisition  Sub is  duly  qualified  or licensed and in good standing to do business in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except in such jurisdictions where the failure to be so duly qualified or licensed and in good standing would not have a Material Adverse Effect on Buyer or Acquisition Sub. When used in connection with Buyer or Acquisition Sub the term "Material Adverse Effect" means any change or effect that is (i) materially adverse to the business, results of operations or condition (financial or otherwise) of Buyer and its subsidiaries, taken as a whole, other than any change or effect arising out of general economic conditions unrelated to any businesses in which Buyer and its subsidiaries are engaged or (ii) that may impair the ability of Buyer and/or Acquisition Sub to consummate the transactions contemplated hereby.

         SECTION 4.2. Authority Relative to this Agreement. Each of Buyer and Acquisition Sub has all necessary corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the boards of directors of Buyer and Acquisition Sub and by Buyer as the sole stockholder of Acquisition Sub and no other corporate proceedings on the part of Buyer or Acquisition Sub are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by each of Buyer and Acquisition Sub and constitutes a valid, legal and binding agreement of each of Buyer and Acquisition Sub enforceable against each of Buyer and Acquisition Sub in accordance with its terms.

         SECTION 4.3. Consents and Approvals; No Violations. Except for filings, permits, authorizations, consents and approvals as may be required under and other applicable requirements of the HSR Act and the filing and recordation of the Merger Certificate as required by the DGCL, no material filing with or notice to, and no material permit, authorization, consent or approval of, any Governmental Entity or any other Person is necessary for the execution and delivery by Buyer or Acquisition Sub of this Agreement or the consummation by Buyer or Acquisition Sub of the transactions contemplated hereby. Neither the execution, delivery and performance of this Agreement by Buyer or Acquisition Sub nor the consummation by Buyer or Acquisition Sub of the transactions contemplated hereby will (a) conflict with or result in any breach of any provision of the respective Certificate of Incorporation or Bylaws (or similar governing documents) of Buyer or Acquisition Sub or any of Buyer's other subsidiaries, (b) result in a violation or breach of or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration or Lien) under any of the terms conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which Buyer or Acquisition Sub or any of Buyer's other subsidiaries is a party or by which any of them or any of their respective properties or assets may be bound or (c) violate any order, writ, injunction, decree, law, statute, rule or regulation applicable to Buyer or Acquisition Sub or any of Buyer's other subsidiaries or any of their respective properties or assets.

         SECTION 4.4. No Prior Activities. Except for obligations incurred in connection with its incorporation or organization of the negotiation and consummation of this Agreement and the transactions contemplated hereby, Acquisition Sub has neither incurred any obligation or liability nor engaged in any business or activity of any type or kind whatsoever or entered into any agreement or arrangement with any Person.

         SECTION 4.5. Financial Ability; Capitalization. As of the Closing Date, Buyer will have sufficient capital to fund the total consideration contemplated to be paid hereunder and under the McCormick Merger Agreement and attached hereto as Exhibit C is a letter from one or more financial institutions evidencing financing commitments to provide Buyer with such capital. As of the Closing, Buyer shall have taken all measures necessary to ensure that
Acquisition Sub and MSI Acquisition Corp. will have sufficient cash on hand to pay the total consideration contemplated to be paid hereunder and under the McCormick Merger Agreement.

         SECTION 4.6. Brokers. No broker, finder or investment banker is entitled to any brokerage, finders or other fee or commission from the Company in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Buyer or any of its affiliates.

         SECTION  4.7.  No  Additional  Representations;   Disclaimer  Regarding
Estimates and Projections.

         (a) Buyer and Acquisition Sub acknowledge that none of SDI, the Company or their affiliates or any other Person acting on behalf of the Company (i) has made any representation or warranty, express or implied, including any implied representation or warranty as to the condition, merchantability, suitability or fitness for a particular purpose of any of the assets used in the Business or held by the Company or (ii) has made any representation or warranty, express or implied, as to the accuracy or completeness of any information regarding the Company, its business or any of its affiliates, in each case except as expressly set forth in this Agreement or as and to the extent required by this Agreement to be disclosed on the Company Disclosure Schedule hereto. Buyer and Acquisition Sub further agree that none of SDI, the Company, or their affiliates or any other Person acting on behalf of the Company will have or be subject to any liability, except as specifically set forth in this Agreement, to Buyer, Acquisition Sub or any other Person resulting from the distribution to Buyer, for Buyer's use, of any such information, including the Confidential Information Memorandum, dated January 2000, distributed by First Union Securities, Inc. and any information, document or material made available to Buyer in certain "data rooms," management presentations or any other form in expectation of the transactions contemplated by this Agreement.

         (b) In connection with Buyer's investigation of the Company, Buyer has received certain projections, including projected statements of operating revenues and income from operations of the Business and the Company for fiscal years 2000 through 2004 and certain business plan information for such fiscal years and succeeding fiscal years. Buyer acknowledges that there are uncertainties inherent in attempting to make such estimates, projections and other forecasts and plans, that Buyer is familiar with such uncertainties and that Buyer is taking full responsibility for making its own evaluation of the adequacy and accuracy of all estimates, projections and other forecasts and plans so furnished to it (including the reasonableness of the assumptions underlying such estimates, projections and forecasts). Accordingly, the Company makes no representation or warranty with respect to such estimates, projections and other forecasts and plans (including the reasonableness of the assumptions underlying such estimates, projections and forecasts).


                                    ARTICLE 5

                                    COVENANTS

         SECTION 5.1. Conduct of Business of the Company. Except as contemplated by this Agreement or as described in Section 5.1 of the Company Disclosure Schedule, during the period from the date hereof to the Effective Time the Company will conduct its operations in the Ordinary Course of Business and, to the extent consistent therewith, seek to preserve intact its current business organizations, keep available the service of its current officers and employees and preserve its relationships with customers, suppliers and others having business dealings with it to the end that goodwill and ongoing businesses shall be unimpaired at the Effective Time. Without limiting the generality of the foregoing, except as otherwise expressly provided in this Agreement or as described in Section 5.1 of the Company Disclosure Schedule, during the period from the date hereof to the Effective Time, the Company will not, without the prior written consent of Buyer and Acquisition Sub (which such consent shall not be unreasonably delayed or withheld):

         (a) amend its Certificate of Incorporation or Bylaws (or other similar governing instrument) in any material respect;

         (b) authorize for issuance, issue, sell, deliver or agree or commit to issue sell or deliver (whether through the issuance or granting of options, warrants, commitments, subscriptions, rights to purchase or otherwise) any stock of any class or any other securities or equity equivalents (including, without limitation, any stock options or stock appreciation rights);

         (c) split, combine or reclassify any shares of its capital stock, declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock, make any other actual, constructive or deemed distribution in respect of its capital stock or otherwise make any payments to stockholders in their capacity as such, or redeem or otherwise acquire any of its securities;

         (d) adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of the Company (other than the Merger);

         (e) alter through merger, liquidation, reorganization, restructuring or any other fashion the corporate structure of ownership of any subsidiary;

         (f) (i) incur or assume any long-term or short-term debt or issue any debt securities except for borrowings under existing lines of credit in the Ordinary Course of Business; (ii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other Person except in the Ordinary Course of Business; (iii) make any loans, advances or capital contributions to or investments in any other person (other than customary loans or advances to employees, in each case in the Ordinary Course of Business); or (iv) mortgage or pledge any of its material assets, tangible or intangible, or create or suffer to exist any material Lien thereupon (other than Permitted Liens and Tax Liens for Taxes not yet due);

         (g) except as may be required by law, enter into adopt or amend or terminate any bonus, profit sharing, compensation, severance, termination, stock option, stock appreciation right, restricted stock, performance unit, stock equivalent, stock purchase agreement, pension, retirement, deferred compensation, employment, severance or other employee benefit agreement, trust, plan, fund or other arrangement for the benefit or welfare of any director, officer or employee in any manner or increase in any manner the compensation or fringe benefits of any director, officer or employee or pay any benefit not required by any plan and arrangement as in effect as of the date hereof (including, without limitation, the granting of stock appreciation rights or performance units); provided, however, that this paragraph (g) shall not prevent the Company from (i) entering into employment agreements or severance agreements with employees in the Ordinary Course of Business or (ii) increasing annual compensation and/or providing for or amending bonus arrangements for employees for fiscal 2000 in the ordinary course of year-end compensation reviews consistent with past practice (to the extent that such new employment agreements, severance agreements, compensation increases and new or amended bonus arrangements do not result in a material increase in benefits or compensation expense to the Company);

         (h) acquire, sell, lease or dispose of any fixed assets in any single transaction or series of related transactions having a fair market value in excess of $20,000 in the aggregate (other than in connection with outsourcing agreements entered into with customers of the Company);

         (i)  except  as may be  required  as a result  of a change in law or in
generally  accepted  accounting   principles,   change  any  of  the  accounting
principles or practices used by SDI;

         (j) (i) acquire (by merger, consolidation or acquisition of stock or assets) any corporation, partnership or other business organization or division thereof or any equity interest therein (other than in connection with outsourcing agreements entered into with customers of the Company); (ii) enter into any contract or agreement other than in the Ordinary Course of Business which would be material to the Company; (iii) authorize any new capital expenditure or expenditures which individually is in excess of $50,000 or in the aggregate are in excess of $150,000; provided that none of the foregoing shall limit any capital expenditure required pursuant to existing customer contracts, including any Government Contract;

         (k) settle or compromise any pending or threatened suit, action or claim which (i) relates to the transactions contemplated hereby or (ii) the settlement or compromise of which could have a Material Adverse Effect on the Company; or

         (l) take or agree in writing or otherwise to take any of the actions described in Sections 5.1(a) through 5.1(k) or any action which would make any of the representations or warranties of the Company contained in this Agreement untrue or incorrect.

         SECTION 5.2. Meeting of Stockholders. Prior to, or concurrently with, the execution and delivery of this Agreement, SDI shall take all action necessary in accordance with the DGCL and the Company's Certificate of Incorporation and bylaws to approve, as the sole stockholder of the Company, the Company's execution and delivery of this Agreement and the transactions contemplated hereby. The stockholder vote (or written consents) required for the adoption and approval of the transactions contemplated by this Agreement shall be the vote (or written consents) required by the DGCL and the Company's Certificate of Incorporation and bylaws.

         SECTION 5.3. Access to Information.

         (a) Between the date hereof and the Effective Time, the Company will provide Buyer and its authorized representatives with reasonable access during normal business hours to the facilities of the Company, its personnel and representatives, and its books and records, provided that Buyer and Acquisition Sub agree that such access will give due regard to minimizing interference with the operations, activities and employees of the Company, and provided that such access and disclosure would not violate the terms of any agreement by which the Company is bound or any applicable law or regulation.

         (b) Between the date hereof and the Effective Time, the Company shall furnish to Buyer and its authorized representatives as soon as practicable but within 10 business days of the close of each monthly period ending after the date hereof, an unaudited balance sheet of the Company and related statements of operations and net investment of parent and of cash flows for the Company and such other financial and operating data and other information with respect to the business and properties of the Company as Buyer may from time to time reasonably request.

         (c) Each of the parties hereto will hold and will cause its consultants and advisers to hold in confidence all documents and information furnished to it in connection with the transactions contemplated by this Agreement pursuant to the terms of that certain Confidentiality Agreement entered into between the Company and Buyer or its affiliates, dated January 4, 2000 (the "Confidentiality Agreement").

         SECTION 5.4. HSR Act.

         (a) Each of Buyer and the Company agrees to make an appropriate filing of a Notification and Report Form pursuant to the HSR Act with respect to the transactions contemplated hereby as promptly as practicable and in any event within five (5) business days of the date hereof and to supply as promptly as practicable any additional information and documentary material that may be requested pursuant to the HSR Act and to take all other actions necessary to cause the expiration or termination of the applicable waiting periods under the HSR Act as soon as practicable; provided, that this Agreement shall not require Buyer to dispose of, hold separate, or make any change in any portion of the Business or to incur any other burden in order to cause the expiration or termination of the applicable waiting periods under the HSR Act.

         (b) In connection with the efforts referenced in Section 5.4(a), each of Buyer and the Company shall (i) use its reasonable best efforts to cooperate in all respects with the other in connection with any filing or submission and in connection with any investigation or other inquiry, including any proceeding initiated by a private party, (ii) keep the other party informed of any material communication received by such party from, or given by such party to the FTC, the Antitrust Division of the Department of Justice (the "DOJ") or any other governmental authority and of any material communication received or given in connection with any proceeding by a private party, in each case regarding any of the transactions contemplated hereby and (iii) permit the other party to review any material communication given by it to, and consult with each other in advance of any meeting or conference with, the FTC, the DOJ or any such other governmental authority or, in connection with any proceeding by a private party, with any other Person.

         SECTION 5.5. Approvals and Consents. The parties shall use their respective best efforts to obtain all consents, waivers, approvals, authorizations or orders, including, without limitation, (a) all regulatory rulings and approvals of any Governmental Entity and (b) all actions, consents, approvals or waivers from any party to any Material Contract or with respect to any Government Contract or Bid, that is required or reasonably appropriate, in connection with the consummation of the transactions contemplated by this Agreement. Subject to the terms and conditions of this Agreement, in taking such actions or making any such filings, the parties hereto shall furnish information required in connection therewith and seek timely to obtain any such actions, consents, approvals or waivers.

         SECTION 5.6. Additional Agreements; Reasonable Best Efforts. Subject to the terms and conditions herein provided, each of the parties hereto agrees to use its reasonable best efforts to take or cause to be taken all action and to do or cause to be done all things reasonably necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement and the McCormick Merger Agreement, including, without limitation, (a) contesting any legal proceeding challenging the Merger and the McCormick Merger, and (b) executing any additional instruments necessary to consummate the transactions contemplated hereby and thereby. Subject to the terms and conditions of this Agreement, each of the parties hereto agrees to use all reasonable efforts to cause the Effective Time to occur as soon as practicable after the Company's stockholders approve the Merger. If at any time after the Effective Time any further action is necessary to carry out the purposes of this Agreement or the McCormick Merger Agreement, the proper officers and directors of each party hereto shall take all such necessary action.

         SECTION 5.7. Employee Benefits.

         (a) Buyer will provide the employees of the Company who following the consummation of the Merger continue to be employed by the Company or Buyer (the "Affected Employees") and retirees of the Company, for a period ending on the first anniversary of the Effective Time, with compensation and employee benefits of the type described in Section 3.9 of this Agreement (other than stock option or other plans involving the potential issuance or purchase on the open market of securities of SDI or the Company or of Buyer) which in the aggregate are comparable to those currently provided by the Company to its employees and retirees. Buyer agrees and will cause the Surviving Corporation to agree that
(i) all obligations of the Company under any "change of control" or similar provisions relating to employees contained in any existing contracts and all termination or severance agreements with executive officers identified in
Section 3.9(b) of the Company Disclosure Schedule will be honored in accordance with their terms as of the date hereof; and (ii) effective as of the Closing Date, the Buyer or the Surviving Corporation will establish and adopt, or become a participating employer in, a defined contribution plan, in form and substance reasonably acceptable to SDI, offering the same or comparable benefits to the employees of the Company as are currently available to the Company's employees under the Scot, Inc. Thrift and Profit Sharing Plan currently in effect. Notwithstanding the foregoing, except as provided in the preceding sentence, nothing contained herein shall be construed as requiring Buyer or the Surviving Corporation to continue any specific employee benefit plans or to continue the employment of any specific person, or to provide any benefits to Affected Employees following the termination of their employment with the Company or Buyer.

         (b) Except as otherwise provided in Section 5.7(a), Buyer shall, or shall cause the Surviving Corporation to, honor all unused vacation, holiday, sickness and personal days accrued as of the Closing by the employees of Company under the policies and practices of the Company as of the Effective Time. In the event of any change in the welfare benefits provided to any employee or retiree of the Company under any plan, Buyer shall, or shall cause the Surviving Corporation to, (i) waive all limitations as to preexisting conditions, exclusions and waiting periods with respect to participation and coverage requirements applicable to the Affected Employees or retirees under such plan (except to the extent that such conditions, exclusions or waiting periods would apply under the Company's then existing plans absent any change in such welfare plan coverage) and (ii) provide each Affected Employee and retiree with credit for any co-payments and deductibles paid prior to any such change in coverage in satisfying any applicable deductible or out-of-pocket requirements under such new or changed plan. Buyer shall, or shall cause the Surviving Corporation to, provide each Affected Employee or retiree with credit for all service with the Company under each employee benefit plan, policy, program or arrangement in which such Affected Employee or retiree is eligible to participate, except to the extent that it would result in a duplication of benefits with respect to the same period of services.

         SECTION 5.8. Public Announcements. On and after the date hereof and through the Effective Time, the Company, Acquisition Sub and Buyer shall consult with each other before issuing any press releases or otherwise making any public statements with respect to this Agreement or the transactions contemplated hereby, and none of the parties shall issue any press release or make any public statement prior to obtaining the other parties' written approval, which approval shall not be unreasonably withheld, except that no such approval shall be necessary to the extent disclosure may be required by law or applicable stock exchange rule or any listing agreement of any party hereto.

         SECTION 5.9. Intentionally Omitted.

         SECTION 5.10. Notification of Certain Matters. The Company shall give prompt notice to Buyer and Acquisition Sub, and Buyer and Acquisition Sub shall give prompt notice to the Company, of (a) the occurrence or nonoccurrence of any event the occurrence or nonoccurrence of which would be likely to cause any representation or warranty contained in this Agreement to be untrue or inaccurate in any material respect at or prior to the Effective Time and (b) any material failure of the Company, Buyer or Acquisition Sub, as the case may be to comply with or satisfy any covenant condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section 5.10 shall not cure such breach or non-compliance or limit or otherwise affect the remedies available hereunder to the party receiving such notice.

         SECTION 5.11. No Negotiation. From the date of this Agreement through the Effective Time (or such earlier date, if any, as this Agreement is terminated in accordance with its terms), the Company shall not, and shall cause its officers, directors, employees, representatives and agents not to, directly or indirectly, solicit or initiate or encourage any inquiries or proposals from, enter into discussions or transactions with, or provide any non-public information to, or consider the merits of any unsolicited inquiries or proposals from, any person, corporation, partnership or other entity or group (other than Buyer or its designees) concerning any transaction involving the sale of the Business or assets (other than in the Ordinary Course of Business) or any capital stock of the Company, or any merger, consolidation, business combination or similar transaction involving the Company.

         SECTION 5.12. Non-Compete; Hiring Restrictions.

         (a) For a period of eighteen (18) months after the date hereof, SDI agrees that neither it nor any of its affiliates will, without the prior written consent of Buyer, directly or indirectly (whether through any partnership of which it is a member, through any trust in which it is a beneficiary or trustee or through a corporation or other association in which it has any interest, legal or equitable, or in any other capacity whatsoever) acquire, by merger or otherwise, substantially all of the assets or more than five percent (5%) of the capital stock or other equity interests in (i) the aerospace division of OEA, Inc., (ii) the aerospace division of Ensign-Bickford Industries, (iii) UPCO division of B.F. Goodrich Corporation, (iv) Quantic Industries, Inc., (v) FXC,
(vi) Hi-Shear Technology, (vii) Pacific Scientific Co. and (viii) the bomb rack product line of EDO Corporation.

         (b) For a period of two (2) years after the Closing Date, SDI agrees that it shall not (i) solicit, directly or indirectly, any full-time employee of the Company engaged in the Business or (ii) attempt to induce any such employee to leave such employment; provided, however, that the foregoing restrictions shall not prohibit SDI from advertising open positions in newspapers, trade journals, on the internet and in media of general circulation and hiring any individual who responds to such general solicitation.

         (c) The parties hereto agree that the duration and area for which the covenant not to compete set forth in this Section 5.12 is to be effective are reasonable. In the event that any court determines that the time period or the area or both of them, are unreasonable and that such covenant is to that extent unenforceable, the parties hereto agree that the covenant shall remain in full force and effect for the greatest time period and in the greatest area that would not render it unenforceable. The parties intend that this covenant shall be deemed to be series of separate covenants one for each and every county of each and every state of the United States of America and each and every political subdivision of each and every country outside of the United States of America where this covenant is intended to be effective. The parties hereto agree that damages are an inadequate remedy for any breach of this covenant and that Buyer shall, whether or not it is pursuing any potential remedies at law, be entitled to equitable relief in the form of preliminary or permanent injunctions without bond or other security upon any actual breach of this covenant.


                                    ARTICLE 6

                    CONDITIONS TO CONSUMMATION OF THE MERGER

                  SECTION 6.1. Conditions to Each Party's Obligations to Effect the Merger. The respective obligations of each party hereto to effect the Merger are subject to the satisfaction at or prior to the Effective Time of the following conditions:

         (a) this Agreement shall have been approved and adopted by the requisite vote of the stockholders of the Company;

         (b) no statute, rule, regulation, executive, order, decree, ruling or injunction shall have been enacted, entered, promulgated or enforced by any Governmental Entity which prohibits, restrains, enjoins or restricts the consummation of the Merger; and

         (c) any waiting period applicable to the Merger under the HSR Act shall have terminated or expired and any other governmental or regulatory notices or approvals required to have been given or obtained prior to the Effective Time with respect to the transactions contemplated hereby shall have been either filed or received.

         SECTION 6.2. Conditions to the Obligations of the Company. The obligation of the Company to effect the Merger is subject to the satisfaction at or prior to the Effective Time of the following conditions:

         (a) the representations of Buyer and Acquisition Sub contained in this Agreement or in any other document delivered pursuant hereto shall be true and correct in all material respects at and as of the Effective Time with the same effect as if made at and as of the Effective Time (except to the extent such representations specifically related to an earlier date, in which case such representations shall be true and correct in all material respects as of such earlier date); and, at the Closing, Buyer and Acquisition Sub shall have delivered to the Company a certificate to that effect;

         (b) each of the covenants and obligations of Buyer and Acquisition Sub to be performed at or before the Effective Time pursuant to the terms of this Agreement shall have been duly performed in all material respects at or before the Effective Time and, at the Closing, Buyer and Acquisition Sub shall have delivered to the Company a certificate to that effect;

         (c) the Company shall have received the opinion of legal counsel to Buyer as to the matters set forth in Exhibit A;

         (d) all of the conditions precedent set forth in Sections 6.1 and 6.2 of the McCormick Merger Agreement shall have been satisfied.

         SECTION 6.3. Conditions to the Obligations of Buyer and Acquisition Sub. The respective obligations of Buyer and Acquisition Sub to effect the Merger are subject to the satisfaction at or prior to the Effective Time of the following conditions:

         (a) the representations of the Company contained in this Agreement or in any other document delivered pursuant hereto shall be true and correct in all material respects at and as of the Effective Time with the same effect as if made at and as of the Effective Time (except to the extent such representations specifically related to an earlier date, in which case such representations shall be true and correct in all material respects as of such earlier date); and, at the Closing, the Company shall have delivered to Buyer and Acquisition Sub a certificate to that effect;

         (b) each of the covenants and obligations of the Company to be performed at or before the Effective Time pursuant to the terms of this Agreement shall have been duly performed in all material respects at or before the Effective Time and, at the Closing, the Company shall have delivered to Buyer and Acquisition Sub a certificate to that effect;

         (c) Buyer shall have received the opinion of Gibson, Dunn & Crutcher LLP, counsel to the Company, as to the matters set forth in Exhibit B;

         (d) the Company shall have obtained the consents and/or approvals required in order to permit the succession by the Surviving Corporation pursuant to the Merger and identified or required to be identified in Section 3.5 of the Company Disclosure Schedule, except for those for which failure to obtain such consents and approvals which, in the reasonable opinion of Buyer, are not material;

         (e) all of the conditions precedent set forth in Sections 6.1 and 6.3 of the McCormick Merger Agreement shall have been satisfied;

         (f) there shall not have been, since the date hereof, any change in or effect on the Company's assets, financial condition, operating results, customer or employee relations or financial statements theretofore supplied by the Company to Buyer which is or may reasonably be expected to result, in a Material Adverse Effect;

         (g) the Company shall have delivered to Buyer (i) a copy of the text of the director and shareholder resolutions by which the corporate action on the part of the Company necessary to approve this Agreement were taken, certified by the Company's Secretary, (ii) an incumbency certificate signed by an officer of the Company certifying the signature and office of each officer executing this Agreement or any other agreement, certificate or other instrument executed pursuant hereto, (iii) a copy of the Articles of Incorporation (or other similar documents) of the Company, as amended to date, certified by the Secretary of State of the state in which the Company is incorporated or other appropriate governmental agency, and (iv) good standing certificates for the Company, issued as of a recent date, by the Secretary of State of the state in which the Company is incorporated or other appropriate governmental agency of each jurisdiction in which the Company is required to be qualified to do business;

         (h) except for agreements for the purchase and sale of goods and services between SDI and the Company, all agreements between the Company on the one hand, and SDI on the other hand, shall have been terminated by a written instrument reasonably satisfactory in form and substance to Buyer and its counsel;

         (i) Buyer shall have obtained financing commitments for the consummation of the transactions contemplated hereby and by the McCormick Merger Agreement and shall have sufficient capital to fund the total consideration contemplated to be paid hereunder and under the McCormick Merger Agreement;

         (j) SDI either (i) shall have made the change of control payments required to be made to certain officers of the Company in connection with the Merger pursuant to the Retention Agreements (as defined in Section 3.9(a) of the Company Disclosure Schedule) or (ii) shall have deposited the full amount of such payments into an escrow to be paid to such officers concurrently with the consummation of the Merger;

         (k) the Company shall have delivered to Buyer evidence reasonably satisfactory to Buyer demonstrating that, upon consummation of the Merger, the Company will be released from its guarantee of the obligations of SDI, as issuer, under that certain First Supplemental Indenture dated as of December 15, 1998 and certain securities issued thereunder;

         (l) the Company shall have delivered to Buyer evidence reasonably satisfactory to Buyer demonstrating that all Liens (other than Permitted Liens) on the assets of the Company and the capital stock thereof will be terminated and released upon consummation of the Merger; and

         (m) the Company and SDI shall have taken all necessary steps to cause SDI to assume and become the plan sponsor of the Scot, Inc. Thrift and Profit Sharing Plan and Trust.


                                    ARTICLE 7

                         TERMINATION; AMENDMENT; WAIVER

         SECTION 7.1. Termination. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time whether before or after approval and adoption of this Agreement by the Company's stockholders:

         (a) by mutual written consent of Buyer, Acquisition Sub and the Company;

         (b) by Buyer and Acquisition Sub or the Company if (i) any court of competent jurisdiction in the United States or other United States Governmental Entity shall have issued a final order, decree or ruling or taken any other final action restraining, enjoining or otherwise prohibiting the Merger and such order, decree, ruling or other action is or shall have become nonappealable or
(ii) the Merger has not been consummated by September 30, 2000; provided that no party may terminate this Agreement pursuant to this clause (ii) if such party's failure to fulfill any of its obligations under this Agreement shall have been the reason that the Effective Time shall not have occurred on or before said date;

         (c) by the Company if (i) there shall have been a breach of any representation or warranty on the part of Buyer or Acquisition Sub set forth in this Agreement or if any representation or warranty of Buyer or Acquisition Sub shall have become untrue, in either case such that the conditions set forth in
Section 6.2(a) would be incapable of being satisfied by September 30, 2000 (or as otherwise extended pursuant to Section 7.4) or (ii) there shall have been a breach by Buyer or Acquisition Sub of any of their respective covenants or agreements hereunder materially adversely affecting (or materially delaying) the consummation of the Merger, and Buyer or Acquisition Sub, as the case may be, has not cured such breach within twenty business days after notice by the Company thereof; provided that the Company has not breached any of its obligations hereunder; or

         (d) by Buyer and Acquisition Sub if (i) there shall have been a breach of any representation or warranty on the part of the Company set forth in this Agreement or if any representation or warranty of the Company shall have become untrue in either case such that the conditions set forth in Section 6.3(a) would be incapable of being satisfied by September 30, 2000 (or as otherwise extended pursuant to Section 7.4), (ii) there shall have been a breach by the Company of its covenants or agreements hereunder materially adversely affecting (or materially delaying) the consummation of the Merger, and the Company has not cured such breach within twenty business days after notice by Buyer or Acquisition Sub thereof provided that neither Buyer nor Acquisition Sub has breached any of their respective obligations hereunder.

         SECTION 7.2. Effect of Termination. In the event of the termination and abandonment of this Agreement pursuant to Section 7.1, this Agreement shall forthwith become void and have no effect without any liability on the part of any party hereto or its affiliates, directors, officers or stockholders other than the provisions of this Section 7.2 and Section 5.3(c), provided that in the event that this Agreement is terminated or the Closing does not occur as a result of Buyer's breach of Section 4.5 and/or its failure to satisfy the condition set forth in Section 6.3(i) above (such termination, a "Funding Breach") and for reasons other than (a) the failure to satisfy any of the conditions set forth in Section 6.1 above or the Company's failure to satisfy any of the conditions set forth in Sections 6.3(a), 6.3(b), 6.3(d), 6.3(f), 6.3(h), 6.3(j), 6.3(k), 6.3(l) or 6.3(m) above or (b) the failure to satisfy any of the conditions set forth in Section 6.1 of the McCormick Merger Agreement or the failure of McCormick to satisfy any of the conditions set forth in Sections 6.3(a), 6.3(b), 6.3(d), 6.3(f), 6.3(h), 6.3(j), 6.3(k) or 6.3(l) of the
McCormick Merger Agreement, Wind Point Partners IV, L.P. ("Wind Point") shall pay to the Company, within five (5) business days of such event, a non-refundable break-up fee of $894,000 (the "Break-Up Fee") (together with interest thereon at an annual rate of interest of 10% from the due date until the date the Break-Up Fee is paid) in immediately available funds by wire transfer to a bank account designated in writing by the Company prior to the date thereof. In addition, Wind Point agrees to reimburse the Company on demand for all reasonable fees and expenses (including attorneys fees) incurred by the Company or any of its affiliates in connection with the collection of such Break-Up Fee or the enforcement of the Company's rights under this Section 7.2. Wind Point and the other parties hereto acknowledge and agree that in the event of a Funding Breach, (a) the calculation of the Company's and SDI's damages would be difficult or impossible to determine and that payment of the Break-Up Fee represents liquidated damages and not a penalty and (b) the payment of such Break-Up Fee (and the fees and expenses described in the immediately preceding sentence, if any) shall be the sole exclusive remedy of the Company and SDI under this Agreement, provided that the provisions of this Section 7.2 and
Section 5.3(c) shall survive and continue in full force and effect.

         SECTION 7.3. Amendment. This Agreement may be amended by action taken by the Company, Buyer and Acquisition Sub, but no amendment shall be made which requires the approval of the stockholders of the Company or SDI under applicable law without such approval. This Agreement (including the Company Disclosure Schedule) may be amended only by an instrument in writing signed on behalf of the parties hereto.

         SECTION 7.4. Extension; Waiver. At any time prior to the Effective Time, each party hereto may (a) extend the time for the performance of any of the obligations or other acts of the other party, (b) waive any inaccuracies in the representations and warranties of the other party contained herein or in any document certificate or writing delivered pursuant hereto or (c) waive compliance by the other party with any of the agreements or conditions contained herein. Any agreement on the part of any party hereto to any such extension or waiver shall be valid only if set forth in an instrument, in writing, signed on behalf of such party. The failure of any party hereto to assert any of its rights hereunder shall not constitute a waiver of such rights.


                                    ARTICLE 8

                        INDEMNIFICATION; OTHER COVENANTS

         SECTION 8.1. Survival of Representations. The representations and warranties of the parties contained herein shall survive the Effective Time until the first anniversary of the Effective Time, except that (a) the representations and warranties under Sections 3.2 and 3.3 shall survive the Closing and shall continue in full force and effect indefinitely thereafter and
(b) the representations and warranties under Section 3.11 shall not survive the Closing. Any claims under this Agreement with respect to a breach of a representation and warranty must be asserted by written notice within the applicable survival period contemplated by this Section 8.1, and if such a notice is given, the survival period for such representation and warranty shall continue until the claim is fully resolved. The right to indemnification or other remedy based on the representations, warranties, covenants and agreements herein will not be affected by any investigation conducted with respect to, or any knowledge acquired (or capable of being acquired) at any time, whether before or after the execution and delivery of this Agreement or the Closing, with respect to the accuracy or inaccuracy of or compliance with, any such representation, warranty, covenant or agreement. All representations and warranties of each party set forth in this Agreement shall be deemed to have been made again by such party at and as of the Effective Time. The waiver of any condition based on the accuracy of any representation or warranty, or on the performance of or compliance with any covenant or agreement, will not affect the right to indemnification or other remedy based on such representations, warranties, covenants and agreements.

         SECTION 8.2. Indemnification. (a)Subsequent to the Effective Time, subject to the limitations described below, SDI shall indemnify the Surviving Corporation and its officers, directors, employees, shareholders, partners and agents ("Surviving Corporation Indemnified Parties"), against, and hold each of the Surviving Corporation Indemnified Parties harmless from, any damage, claim, loss, cost, liability or expense, including without limitation, interest, penalties, reasonable attorneys' fees and expenses of investigation, consequential damages, response action, removal action or remedial action (collectively "Damages") incurred by such Surviving Corporation Indemnified Parties, together with interest on cash disbursements in respect thereof at an annual rate of interest of 8%, based on actual days elapsed from the later of the date a valid claim is made hereunder and the date of such disbursement until the date the Surviving Corporation Indemnified Parties are indemnified therefor, that are incident to, arise out of, in connection with, or related to, whether directly or indirectly: (i) any misrepresentation or breach of any representation or warranty of the Company contained in this Agreement or in any agreement, certificate or other instrument delivered by the Company pursuant to this Agreement, (ii) any breach or non-performance by the Company of any of its covenants or agreements contained in this Agreement or in any agreement, certificate or other instrument delivered by the Company pursuant to this Agreement, (iii) all Liabilities for Taxes incurred by the Company with respect to tax periods or portions of tax periods ending on or prior to the Closing Date, (iv) all Liabilities incurred by the Surviving Corporation Indemnified Parties with respect to any Employee Plans maintained or sponsored by SDI or to which SDI is a party (the "SDI Plans"); or (v) all Liabilities incurred by the Surviving Corporation Indemnified Parties with respect to the Scot, Inc. Thrift and Profit Sharing Plan and Trust.

         (b) The Surviving Corporation shall indemnify SDI and its affiliates (excluding, after the Effective Time, the Surviving Corporation), and each of their respective officers, directors, employees, shareholders, partners and agents ("SDI Indemnified Parties"), against, and hold each of the SDI Indemnified Parties harmless from, any Damages incurred by such SDI Indemnified Party, together with interest on cash disbursements in respect thereof at an annual rate of interest of 8%, based on actual days elapsed from the later of the date a valid claim is made hereunder and the date of such disbursement until the date the SDI Indemnified Parties are indemnified therefor, that are incident to, arise out of, in connection with, or related to, whether directly or indirectly: (i) any breach of any representation or warranty of the Buyer and/or Acquisition Sub contained in this Agreement or in any agreement, certificate or other instrument delivered by the Buyer and/or Acquisition Sub pursuant to this Agreement or (ii) any breach or non-performance by the Buyer and/or Acquisition Sub of its covenants or agreements contained in this Agreement or in any agreement, certificate or other instrument delivered by the Buyer and/or Acquisition Sub.

         SECTION 8.3. Limitation on Indemnity.

         (a) Notwithstanding the foregoing, (i) SDI shall have no obligation to indemnify a Surviving Corporation Indemnified Party under Sections 8.2(a) unless and until the aggregate of all Damages suffered by such Indemnified Parties hereunder exceeds $250,000 (the "Deductible"), whereupon, provided the other requirements of this Article 8 have been complied with, SDI shall be liable to indemnify the Indemnified Parties for all amounts of Damages over the Deductible, (ii) no Surviving Corporation Indemnified Party shall have any right to indemnification with respect to any individual Damage which is less than $10,000 and no such Damage shall be taken into account in determining whether or the extent to which the Deductible has been met or exceeded, and (iii) the aggregate amount of Damages recoverable pursuant to this Article 8 by the Surviving Corporation Indemnified Parties shall be limited to ten percent (10%) of the Merger Consideration. Notwithstanding the foregoing, the limitations set forth above shall not apply to any claims based on (w) fraud or fraudulent misrepresentation, (x) Taxes, (y) the SDI Plans, or (z) the Scot, Inc. Thrift and Profit Sharing Plan and Trust.

         (b) Notwithstanding any other provisions of this Agreement, the amount of any Damages for which SDI shall be liable to indemnify the Surviving Corporation with respect to Taxes shall be limited to any liability of the Surviving Corporation for Taxes of the Company for tax periods or portions of tax periods ending on or before the Closing Date.

         SECTION 8.4. Mitigation; Exclusivity of Remedy.

         (a) Prior to the assertion of any claims for indemnification under this
Article 8, the Indemnified Party shall utilize all reasonable efforts, consistent with normal practices and policies and good commercial practice, to mitigate all Damages for which it may seek indemnification from the Indemnitor pursuant to this Article 8, and to minimize the amount of such indemnification obligation by reasonably pursuing the maximum possible insurance recovery or recovery from other available sources with respect to such Damages and nothing herein will in any way diminish each party's common law duty to mitigate its Damages. Recovery pursuant to this Article 8 shall in no event include any special, indirect, incidental, punitive or consequential damages whatsoever.

         (b) The remedies in this Article 8 shall be the exclusive remedies of the parties with respect to any and all matters covered by this Agreement, except for the remedies of specific performance, injunction and other equitable relief; provided, however, that no party hereto shall be deemed to have waived any rights, claims, causes of action or remedies if and to the extent such rights, claims, causes of action or remedies may not be waived under applicable law or actual fraud, intentional misrepresentation or active concealment is proven on the part of a party by another party hereto.

         SECTION 8.5. Notice of Claims.

         (a) Any Surviving Corporation Indemnified Party or SDI Indemnified Party (the "Indemnified Party") seeking indemnification hereunder shall, within the relevant limitation period provided for in Section 8.1 above (and, to the extent applicable, Section 9.4 below), give to the party obligated to provide indemnification to such Indemnified Party (the "Indemnitor") a notice (a "Claim Notice") describing in reasonable detail the facts giving rise to any claims for indemnification hereunder and shall include in such Claim Notice (if then known) the amount or the method of computation of the amount of such claim, and a reference to the provision of this Agreement or any agreement, certificate or instrument executed pursuant hereto or in connection herewith upon which such claim is based; provided, that a Claim Notice in respect of any action at law or suit in equity by or against a third Person as to which indemnification will be sought shall be given promptly after the action or suit is commenced; and provided further, that failure to give such notice shall not relieve the Indemnitor of its obligations hereunder except to the extent it shall have been prejudiced by such failure.

         (b) Indemnitor shall have thirty days after the giving of any Claim Notice pursuant hereto to (i) agree to the amount or method of determination set forth in the Claim Notice and to pay such amount to such Indemnified Party in immediately available funds or (ii) to provide such Indemnified Party with notice that it disagrees with the amount or method of determination set forth in the Claim Notice (the "Dispute Notice"). Within fifteen days after the giving of the Dispute Notice, a representative of Indemnitor and such Indemnified Party shall negotiate in a bona fide attempt to resolve the matter. In the event that the controversy is not resolved within thirty days of the giving of the Dispute Notice, the parties shall proceed to binding arbitration pursuant to the following procedures:

         (1) Any party may send another party written notice identifying the matter in dispute and invoking the procedures of this Section 8.5. Within fourteen (14) days, each party involved in the dispute shall meet at a mutually agreed location in New York, New York, for the purpose of determining whether they can resolve the dispute themselves by written agreement, and, if not, whether they can agree upon a third-party arbitrator to whom to submit the matter in dispute for final and binding arbitration.

         (2) If such parties fail to resolve the dispute by written agreement or agree on the arbitrator within said fourteen (14) day period, any such party may make written application to the American Arbitration Association ("AAA") for the appointment of a panel of three arbitrators (collectively, the "Arbitrator") to resolve the dispute by arbitration. At the request of AAA the parties involved in the dispute shall meet with AAA at its offices within ten calendar days of such request to discuss the dispute and the qualifications and experience which each party respectively believes the Arbitrator should have; provided, however, that the selection of the Arbitrator shall be the exclusive decision of AAA and shall be made within 30 days of the written application to AAA.

         (3) Within 120 days of the selection of the Arbitrator, the parties involved in the dispute shall meet in New York, New York with such Arbitrator at a place and time designated by such Arbitrator after consultation with such parties and present their respective positions on the dispute. The arbitration proceeding shall be held in accordance with the rules for commercial arbitration of the AAA in effect on the date of the initial request by for appointment of the Arbitrator, that gave rise to the dispute to be arbitrated (as such rules are modified by the terms of this Agreement or may be further modified by mutual agreement of the parties). Each party shall have no longer than five days to present its position, the entire proceedings before the Arbitrator shall be no more than ten consecutive days, and the decision of the Arbitrator shall be made in writing no more than 30 days following the end of the proceeding. Such an award shall be a final and binding determination of the dispute and shall be fully enforceable as an arbitration decision in any court having jurisdiction and venue over such parties. The prevailing party (as determined by the Arbitrator) shall in addition be awarded by the Arbitrator such party's own
attorneys'   fees  and  expenses  in  connection  with  such   proceeding.   The
non-prevailing party (as determined by the Arbitrator) shall pay the Arbitrator's fees and expenses.

         SECTION 8.6. Third Person Claims. If a claim by a third Person is made against an Indemnified Party, and if such party intends to seek indemnity with respect thereto under this Article 8, such Indemnified Party shall promptly notify the Indemnitor in writing of such claims, setting forth such claims in reasonable detail. The Indemnitor shall have twenty days after receipt of such notice to undertake, conduct and control, through counsel of its own choosing and at its own expense, the settlement or defense thereof, and the Indemnified
Party shall cooperate with it in connection therewith; provided that the Indemnified Party may participate in such settlement or defense through counsel chosen by such Indemnified Party and paid at its own expense; and provided further that, if in the opinion of counsel for such Indemnified Party, there is a reasonable likelihood of a conflict of interest between the Indemnitor and the Indemnified Party, the Indemnitor shall be responsible for reasonable fees and expenses of one counsel to such Indemnified Party in connection with such defense. So long as the Indemnitor is reasonably contesting any such claim actively and diligently in good faith, the Indemnified Party shall not pay or settle any such claim without the consent of the Indemnitor. If the Indemnitor does not notify the Indemnified Party within ten days after receipt of the Indemnified Party's notice of a claim of indemnity hereunder that it elects to undertake the defense thereof, the Indemnified Party shall have the right to undertake, at Indemnitor's cost, risk and expense, the defense, compromise or settlement of the claim but shall not thereby waive any right to indemnity therefor pursuant to this Agreement. The Indemnitor shall not, except with the consent of the Indemnified Party, (a) consent to the entry of any judgment with respect to the matter, (b) enter into any settlement that either imposes an injunction or other equitable relief upon the Indemnified Party, (c) does not include as an unconditional term thereof the giving by the Person or persons asserting such claim to all Indemnified Parties (i.e., the SDI Indemnified Party or the Surviving Corporation Indemnified Party, as the case may be) of an unconditional release from all liability with respect to such claim or (d) settle or close any Tax matters if the results of a Tax audit or proceeding could reasonably be expected to materially and adversely affect the Tax reporting position of the Company for any taxable period beginning on or after the Closing Date.

         SECTION 8.7. Calculation of Damages. The amount of any Damage for which indemnification is provided shall be reduced to take account of any net tax benefit realized by the Indemnified Party arising from the incurrence or payment of any such Damage. In computing the amount of any such tax benefit, the Indemnified Party shall be deemed to recognize all other items of income, gain, loss, deduction or credit before recognizing any item arising from the receipt of any indemnity payment hereunder or the incurrence or payment of any indemnified Damage.

         SECTION 8.8. Guarantee by JFLEI. JFLEI hereby guarantees the obligations of SDI under Section 8.2(a) to indemnify the Surviving Corporation Indemnified Parties for federal and state income tax liabilities of Scot with respect to tax periods during which Scot was, for federal and/or state income tax purposes, a member of the consolidated group of corporations of which SDI is the common parent (the "Guaranteed Indemnification Obligations"). JFLEI's liability shall extend to all amounts that constitute part of the Guaranteed Indemnification Obligations and would be owed by SDI to any Surviving Corporation Indemnified Party pursuant to Articles 8 and 9 hereof but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving SDI; provided that no payment by JFLEI shall be required hereunder with respect to any of the
Guaranteed   Indemnification   Obligations   unless  and  until  the   Surviving
Corporation Indemnified Party has provided notice of its claim for indemnification to SDI as required pursuant to this Agreement and SDI has failed to pay such Guaranteed Indemnification Obligation as and when due under this Agreement. JFLEI shall be subrogated to all rights of the Surviving Corporation Indemnified Parties against SDI in respect of any amounts paid to the Surviving Corporation Indemnified Parties by JFLEI under this Section 8.8.

         SECTION 8.9. Subrogation Rights. Upon payment of any Damages under this
Article 8, an Indemnitor shall, to the extent of such Damages paid by such Indemnitor, become subrogated to the rights of the Indemnified Party to recover all or any part of such Damages from any third party.


                                    ARTICLE 9

                                   TAX MATTERS

         SECTION 9.1. Taxes.

         (a) The Company (or SDI) shall timely prepare and file with the IRS all federal income and with the appropriate state agencies any state income and franchise Tax Returns required to be filed by the Company (or SDI) with respect to the Company for all taxable years ending on or before the Closing Date, and shall pay all Taxes due (and shall be entitled to all refunds) with respect to such Tax Returns. Buyer shall timely prepare and file with the appropriate Tax authorities all other Tax Returns required to be filed by the Company, and shall pay all Taxes due with respect to such Tax Returns, except for Taxes as to which the Liability therefor was adequately reserved on the Final Net Working Capital Calculation). The Company and Buyer shall take all actions necessary or appropriate to cause the taxable year of the Company to end on the Closing Date to the extent permitted by law. If the taxable year of the Company does not end on the Closing Date, then the income of the Company will be apportioned to the period up to and including the Closing Date and the period after the Closing Date by closing the books of the Company as of the Closing Date. Periodic Taxes such as personal and real property taxes shall be apportioned based on the number of days in each period.

         (b) Buyer shall pay all transfer Taxes resulting from the transactions contemplated by this Agreement.

         SECTION 9.2. Tax Sharing Arrangements. Any Tax sharing arrangements between SDI and the Company shall be terminated as of the Closing Date, and no amounts shall be due and payable by either party thereunder at any time after the Closing Date.

         SECTION 9.3. Cooperation. Buyer, SDI and the Company shall reasonably cooperate, and shall cause their respective affiliates, officers, employees, agents, auditors and representatives reasonably to cooperate, in preparing and filing all Tax Returns, including maintaining and making available to each other all records necessary in connection with Taxes and in resolving all disputes and audits with respect to all Taxable periods relating to Taxes. Each of Buyer, SDI and the Company recognizes that Buyer and SDI will need access, from time to time, after the Closing Date, to certain accounting and Tax records and information held by the Company (or SDI) or Buyer, respectively, to the extent such records and information pertain to events occurring prior to the Closing Date; therefore, SDI agrees, and Buyer, on behalf of itself and, after the Closing Date, the Company, agrees, (a) to properly retain and maintain such records until such time as Buyer, the Company and SDI agree in writing that such retention and maintenance is no longer necessary and (b) to allow the other party and its agents and representatives, at times and dates mutually acceptable to the parties, to inspect, review and make copies of such records as such party or its representatives may deem necessary or appropriate from time to time, such activities to be conducted during normal business hours and at the expense of the requesting party.

         SECTION 9.4. Procedures Relating to Indemnification of Tax Claims. If a claim shall be made by any taxing authority, which, if successful, would result in an indemnity payment to Buyer or one of its affiliates pursuant to Section
8.2 (a "Tax Claim"), Buyer shall promptly notify SDI in writing of such Tax Claim, stating the nature and basis of such Tax Claim and the amount thereof, to the extent known by Buyer. If notice of a Tax Claim is not given to SDI within a sufficient period of time to allow SDI to effectively contest such Tax Claim, or in reasonable detail to apprise SDI of the nature of the Tax Claim, in each case taking into account the facts and circumstances with respect to such Tax Claim, SDI shall not be liable to the Company or Buyer or any of its affiliates to the extent that SDI's ability to effectively contest such Tax Claim is actually prejudiced as a result thereof.

         With respect to any Tax Claim, SDI shall control all proceedings taken in connection with such Tax Claim (including selection of counsel) and, without limiting the foregoing, may in its sole discretion pursue or forego any and all administrative appeals, proceedings, hearings and conferences with any taxing authority with respect thereto and may, in its sole discretion, either pay the Tax claimed and sue for a refund where applicable law permits such refund suits or contest the Tax Claim in any permissible manner; provided, however, that SDI may not, without Buyer's consent, settle or close any tax matters if the results of a Tax audit or proceeding are likely to materially increase the Tax liabilities of the Company for any taxable period beginning on or after the Closing Date. The Company, Buyer and each of its affiliates shall cooperate with SDI in contesting any Tax Claim, which cooperation shall include the retention and (upon SDI's request) the provision to SDI of records and information that are reasonably relevant to such Tax Claim, and making employees available on a mutually convenient basis to provide additional information or explanation of any material provided hereunder or to testify at proceedings relating to such Tax Claim.

         SECTION 9.5. Section 338(h)(10) Election.

         (a) If Buyer, in its sole discretion, decides that it wishes to have an election made under Code Section 338(h)(10) (and the Treasury Regulations and the administrative pronouncements thereunder) and any comparable provision of state or local Tax law (collectively, a "Section 338(h)(10) Election"), with respect to its purchase of the Shares of the Company, Buyer shall notify SDI of such intent. SDI agrees that it shall, in such event, along with Buyer, jointly make an express election under Code Section 338(h)(10) with respect to the Company and, at Buyer's election, any analogous state election or any express election under state law, if such state election or express election under state law can be made without adverse effect to SDI, that would result in the treatment of the transaction contemplated by this Agreement as a sale by the Company of its assets rather than as a sale by SDI of the Shares. Buyer and SDI will report any transactions that occur under this Agreement consistent with the
Section 338(h)(10) Election, and will take no position contrary thereto.

         (b) Buyer and SDI agree that the computation of the "modified aggregate deemed sale price" (as defined in the applicable regulations issued under the Code) (the "MADSP") of the assets of the Company shall be in accordance with Code Section 338. Buyer and SDI shall agree on the allocation of the MADSP among the assets of the Company (the "Allocation"), and shall prepare and file such forms as may be required under Section 1060 of the Code to give effect to the Allocation.

         (c) Buyer and SDI shall each provide to the other all necessary information to permit the Section 338(h)(10) Election to be made. Buyer shall be responsible for the preparation and filing of all forms or documents (including, without limitation, IRS Form 8023) required to be filed with any taxing authority in connection with the Section 338(h)(10) Election (the "Section 338 Forms"). On the Closing Date, Buyer and SDI shall execute IRS Form(s) 8023 (or a pro forma Form(s) 8023 if the final version is not as yet prepared) and any forms required to make any elections under state or local law that are analogous to a Section 338(h)(10) Election, to the extent any such state or local elections are made pursuant to paragraph (a) of this Section 9.5. SDI shall execute and deliver to Buyer any other documents or forms as Buyer reasonably requires to complete properly the Section 338 Forms. SDI hereby authorizes Buyer to file the Section 338 Forms and any other forms referred to in the preceding sentence with the appropriate taxing authorities at Buyer's election, and Buyer shall provide SDI with copies of such Section 338 Forms after such Section 338 Forms are filed with the appropriate taxing authorities. Buyer and SDI agree to prepare and file all Tax Returns on a basis consistent with any Section 338(h)(10) Election and with an allocation of the MADSP that is consistent with the Allocation of MADSP provided for in paragraph (b) of this Section 5A.1.

         (d) SDI shall  calculate the gain or loss, if any,  resulting  from the
Section 338(h)(10) Election in a manner consistent with the determination of MADSP and the Allocation and shall not take any position inconsistent with the
Section 338(h)(10) Election, the MADSP or the Allocation in any Tax Return or otherwise, unless required to do so pursuant to a "determination" within the meaning of Section 1313(a) of the Code.

         (e) Buyer shall determine its tax basis for the assets of the Company in a manner consistent with the determination of MADSP and the Allocation and shall not take any position inconsistent with the Section 338(h)(10) Election, the MADSP or the Allocation in any Tax Return or otherwise, unless required to do so pursuant to a "determination" within the meaning of Section 1313(a) of the Code.


                                   ARTICLE 10

                                  MISCELLANEOUS

         SECTION 10.1. Entire Agreement; Assignment. This Agreement (including the Company Disclosure Schedule), the McCormick Merger Agreement and the Confidentiality Agreement (a) constitute the entire agreement between the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings both written and oral between the parties with respect to the subject matter hereof and thereof and
(b) shall not be assigned by operation of law or otherwise; provided, however, that Buyer and Acquisition Sub may assign (i) any or all of their rights and obligations under this Agreement to any subsidiary of Buyer and (ii) as collateral security its rights under this agreement to any party providing financing for the consummation of the transactions contemplated herein, but no such assignment shall relieve Acquisition Sub of its obligations hereunder if such assignee does not perform such obligations.

         SECTION 10.2. Validity. If any provision of this Agreement or the application thereof to any Person or circumstance is held invalid or unenforceable the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected thereby and to such end the provisions of this Agreement are agreed to be severable.

         SECTION 10.3. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by facsimile or by registered or certified mail (postage prepaid, return receipt requested) to each other party as follows:

 if to Buyer or Acquisition Sub:    Wind Point Partners IV, L.P.
                                             One Towne Square, Suite 780
                                             Southfield, Michigan  48076
                                             Telecopier:  (248) 945-7220
                                             Attention: Robert L. Cummings

 with a copy to:                             Sachnoff & Weaver, Ltd.
                                             30 South Wacker Drive, 29th Floor
                                             Chicago, Illinois  60606
                                             Telecopier:  (312) 207-6400
                                             Attention: Seth M. Hemming, Esq.

 if to the Company to:                       Scot, Incorporated
                                             c/o Special Devices, Incorporated
                                             14370 White Sage Road
                                             Moorpark, California 93021
                                             Telecopier:  805-553-1208
                                             Attention: Chief Financial Officer

 with copies to:                             J.F. Lehman & Company
                                             450 Park Avenue, Sixth Floor
                                             New York, NY  10022
                                             Telecopier:  (212) 634-1155
                                             Attention:  Donald Glickman

                                             Special Devices, Incorporated
                                             14370 White Sage Road
                                             Moorpark, California 93021
                                             Telecopier:  805-553-1208
                                             Attention: Chief Financial Officer

                                    and

                                             Gibson Dunn & Crutcher LLP
                                             333 South Grand Avenue
                                             Los Angeles CA 90071
                                             Telecopier:  (213) 229-6537
                                             Attention:  Kenneth M. Doran, Esq.

or to such other address as the Person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

         SECTION 10.4. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the principles of conflicts of law thereof.

         SECTION 10.5. Descriptive Headings. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

         SECTION 10.6. Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and its successors and permitted assigns and, except as provided in Articles 2, 8 and 9, nothing in this Agreement express or implied is intended to or shall confer upon any other person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

         SECTION 10.7. Personal Liability. Except as expressly provided hereunder, this Agreement shall not create or be deemed to create or permit any personal liability or obligation on the part of any direct or indirect stockholder of the Company or Buyer or any officer, director, employee, agent, representative or investor of any party hereto.

         SECTION 10.8. Expenses. Each of the parties hereto will bear all legal, accounting, investment banking and other expenses incurred by it or on its behalf in connection with the transactions contemplated by this Agreement, whether or not such transactions are consummated; provided, however, that (i) the Company shall bear all of the expenses of SDI in connection with the transactions contemplated by this Agreement, if such transactions are not consummated, and (ii) if the transactions are consummated, SDI shall pay all fees owed to JFLEI, all fees or other commissions owed to the Company Financial Advisors and all fees and transaction expenses of the Company and SDI.

         SECTION 10.9. Specific Performance. The parties hereby acknowledge and agree that the failure of any party to perform its agreements and covenants hereunder, including its failure to take all actions as are necessary on its part to the consummation of the Merger, will cause irreparable injury to the other parties, for which damages, even if available, will not be an adequate remedy. Accordingly, each party hereby consents to the issuance of injunctive relief by any court of competent jurisdiction to compel performance of such party's obligations and to the granting by any court of the remedy of specific performance of its obligations hereunder.

         SECTION 10.10 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which shall constitute one and the same agreement.

                                 [signatures on following pages]

                  IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed on its behalf as of the day and year first above written.



                             SCOT, INCORPORATED


                             By:______________________________________________
                             Name:  Joseph A. Stroud
                             Title:    Vice President


                             SMS ACQUISITION CORP.



                             By:
                             Name:
                             Title:


                             SCOT ACQUISITION CORP.



                             By:
                             Name:
                             Title:


                 [signatures continue on following page]

Agreement to be bound by Section 5.12 and Articles 8 and 9 above:

SPECIAL DEVICES, INCORPORATED
By:  _____________________________
Name:  Joseph A. Stroud
Title:    Chief Financial Officer

Agreement to be bound by Section 8.8 above:

J.F. LEHMAN EQUITY INVESTORS I, L.P.

By:  JFL INVESTORS, L.L.C.,
        Its sole general partner

By:  ______________________________
Name:  ___________________________
Title:     ___________________________


Agreement to be bound by Section 7.2 above:

WIND POINT PARTNERS IV, L.P.

By :  WIND POINT INVESTORS IV, L.P.
         Its General Partner

By :  WIND POINT ADVISORS LLC
         Its General Partner

By:
Name:
Title:

By:
Name:
Title: